UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: July 31*

Date of reporting period: July 31, 2021

*	This Form N-CSR pertains only to the following series of the Registrant: MFS Emerging Markets Debt Fund. The remaining series of the Registrant have a fiscal year end other than July 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
July 31, 2021
MFS®  Emerging Markets
Debt Fund
EMD-ANN

MFS® Emerging Markets
Debt Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as new variants of the virus appear, and questions persist over how fast vaccines can be made widely available in the developing world.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress could approve additional stimulus later this year, some of it focused on infrastructure. Along with extraordinary government expenditures, pent-up consumer demand fueled a surge in economic activity as coronavirus restrictions were eased, pushing up inflation, at least temporarily. Markets initially reacted by pushing yields on global government bonds higher, though some of the rate rise has since been corrected. Some emerging market central banks have begun to raise interest rates in recent months while the U.S. Federal Reserve has started to discuss tapering its bond buying program before the end of 2021.
A spirited debate is underway among investors over whether the current price pressures will persist or prove to be the temporary result of pandemic-induced bottlenecks. The policy measures put in place to counteract the pandemic's effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
September 15, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure (i)
Fixed income sectors (i)
Sovereign Emerging Markets	43.3%
Emerging Markets Corporate Bonds	25.5%
Other Government Entity-Emerging Markets Quasi Government	21.1%
Developed Markets Corporate Bonds	2.8%
Sovereign Developed Markets	0.5%
Supranational	0.2%
Government Securities Hedge (t)	(1.2)%
Portfolio facts (i)
Average Duration (d)	6.9
Average Effective Maturity (m)	11.4 yrs.
Composition including fixed income credit quality (a)(i)
AA	3.9%
A	6.5%
BBB	23.4%
BB	35.9%
B	20.6%
CCC	2.0%
CC	0.1%
D	0.1%
U.S. Government	0.7%
Not Rated	(1.0)%
Non-Fixed Income	0.1%
Cash & Cash Equivalents	5.6%
Other	2.1%
Non-U.S. issuer country
weightings (i)(x)
Mexico	8.9%
Indonesia	5.3%
India	4.8%
China	4.8%
Brazil	4.5%
Ukraine	4.2%
United Arab Emirates	3.7%
Turkey	3.0%
Egypt	2.9%
Other Countries	47.5%

Portfolio Composition - continued
Non-U.S. currency exposure
weightings (i)(y)
Brazilian Real	0.7%
Mexican Peso	0.4%
Uruguay Peso	0.4%
Russian Ruble	0.3%
Egyptian Pound	0.2%
Indian Rupee	0.2%
Hungarian Forint	0.2%
British Pound Sterling (o)	0.0%
Indonesian Rupiah (o)	0.0%
Other Currencies	(3.5)%
Emerging market local currency
bond weights by country (i)
South Africa	0.5%
Uruguay	0.4%
Brazil	0.3%
India	0.3%
Mexico	0.2%
Egypt	0.2%
Chile	0.2%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities.
Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(t)	For the purpose of managing the fund’s duration (but not its credit exposure), the fund holds futures contracts and U.S. Treasury securities with a bond equivalent exposure of (1.2)%.

Portfolio Composition - continued
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of the portfolio’s net assets. United States issuer country exposure is 10.4% and includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of the portfolio's net assets. United States Dollar currency exposure is 101.1% and includes Cash & Cash Equivalents.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of July 31, 2021.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended July 31, 2021, Class A shares of the MFS Emerging Markets Debt Fund (fund) provided a total return of 5.11%, at net asset value. This compares with a return of 3.57% for the fund’s benchmark, the JPMorgan Emerging Markets Bond Index Global.
Market Environment
The global economy continued to recover from the most unusual recession in memory as financial markets benefited from massive fiscal and monetary intervention aimed at offsetting the economic effects of the pandemic. In developed markets, vaccine distribution broadened after getting off to a slower-than-hoped-for start in some locales, though concerns remained that too few people will be inoculated for herd immunity to be achieved, which could result in the emergence of additional variants. On balance, emerging markets experienced slower rollouts than developed markets amid ongoing vaccine supply constraints.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. In the first half of the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Late in the period, markets grappled with the threat of resurgent inflation resulting from pandemic-induced production bottlenecks, monumental levels of economic stimulus and the unleashing of post-lockdown pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. Global sovereign bond yields initially rose in response to these factors before yields moderated in the second half of the period. The vaccine breakthroughs announced in November 2020 saw market leadership shift from a handful of mega-cap technology companies to a broader array of small-cap and value stocks, though growth stocks have performed strongly in recent months. Signs of excess investor enthusiasm were seen in pockets of the market, such as the “meme stocks” popular with users of online message boards and heavy retail participation in the market for short-dated equity options.
Factors Affecting Performance
The fund’s lesser-than-benchmark exposure to both Argentinian and Chinese-issued bonds, its out-of-benchmark exposure to corporate bonds, notably to Peruvian and Colombian-issued securities, and favorable security selection in Ukrainian bonds, particularly in sovereign-issued securities, contributed to performance relative to the JPMorgan Emerging Markets Bond Index. In addition, the fund’s shorter duration (d) stance in the United States benefited relative returns as interest rates generally increased throughout the reporting period.

Management Review - continued
Conversely, the fund's out-of-benchmark exposure to bonds issued in the United States and the fund’s lesser-than-benchmark exposure to both Turkish and Mexican-issued bonds weighed on relative results.
Respectfully,
Portfolio Manager(s)
Neeraj Arora, Ward Brown, and Matt Ryan
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 7/31/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 7/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	3/17/98	5.11%	4.35%	4.68%
B	5/31/02	4.31%	3.55%	3.89%
C	5/31/02	4.32%	3.55%	3.89%
I	3/17/98	5.37%	4.58%	4.92%
R1	12/01/08	4.38%	3.55%	3.89%
R2	12/01/08	4.84%	4.07%	4.41%
R3	12/01/08	5.11%	4.33%	4.67%
R4	12/01/08	5.37%	4.59%	4.94%
R6	5/01/06	5.42%	4.67%	5.01%
Comparative benchmark(s)

JPMorgan Emerging Markets Bond Index Global (f)	3.57%	4.23%	5.20%
Average annual with sales charge

A With Initial Sales Charge (4.25%)	0.64%	3.44%	4.22%
B With CDSC (Declining over six years from 4% to 0%) (v)	0.31%	3.20%	3.89%
C With CDSC (1% for 12 months) (v)	3.32%	3.55%	3.89%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.
It is not possible to invest directly in an index.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance Summary  - continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
February 1, 2021 through July 31, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2021 through July 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 2/01/21	Ending Account Value 7/31/21	Expenses Paid During Period (p) 2/01/21-7/31/21
A	Actual	1.05%	$1,000.00	$1,000.54	$5.21
	Hypothetical (h)	1.05%	$1,000.00	$1,019.59	$5.26
B	Actual	1.80%	$1,000.00	$996.82	$8.91
	Hypothetical (h)	1.80%	$1,000.00	$1,015.87	$9.00
C	Actual	1.80%	$1,000.00	$996.80	$8.91
	Hypothetical (h)	1.80%	$1,000.00	$1,015.87	$9.00
I	Actual	0.80%	$1,000.00	$1,001.75	$3.97
	Hypothetical (h)	0.80%	$1,000.00	$1,020.83	$4.01
R1	Actual	1.80%	$1,000.00	$996.82	$8.91
	Hypothetical (h)	1.80%	$1,000.00	$1,015.87	$9.00
R2	Actual	1.30%	$1,000.00	$999.33	$6.44
	Hypothetical (h)	1.30%	$1,000.00	$1,018.35	$6.51
R3	Actual	1.05%	$1,000.00	$1,000.54	$5.21
	Hypothetical (h)	1.05%	$1,000.00	$1,019.59	$5.26
R4	Actual	0.80%	$1,000.00	$1,001.80	$3.97
	Hypothetical (h)	0.80%	$1,000.00	$1,020.83	$4.01
R6	Actual	0.69%	$1,000.00	$1,002.32	$3.43
	Hypothetical (h)	0.69%	$1,000.00	$1,021.37	$3.46
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Portfolio of Investments
7/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.
Issuer		Shares/Par	Value ($)
Bonds – 93.4%
Angola – 0.3%
Republic of Angola, 8%, 11/26/2029 (n)		$3,588,000	$ 3,709,561
Republic of Angola, 8%, 11/26/2029		6,071,000	6,276,685
Republic of Angola, 9.375%, 5/08/2048 (n)		500,000	523,750
Republic of Angola, 9.375%, 5/08/2048		10,353,000	10,844,768
Republic of Angola, 9.125%, 11/26/2049 (n)		1,391,000	1,427,806
Republic of Angola, 9.125%, 11/26/2049		5,600,000	5,748,176
			$28,530,746
Argentina – 0.9%
Province of Cordoba, 5%, 6/01/2027 (n)		$4,556,036	$ 3,098,150
Province of Cordoba, 5%, 6/01/2027		7,277,311	4,948,644
Province of Santa Fe, 7%, 3/23/2023 (n)		12,978,000	12,069,670
Province of Santa Fe, 7%, 3/23/2023		300,000	279,003
Republic of Argentina, 0.5%, 7/09/2030		36,715,548	13,346,102
Republic of Argentina, 1.125%, 7/09/2035		45,877,549	14,795,968
Republic of Argentina, 2%, 1/09/2038		29,834,000	11,814,264
Republic of Argentina, 2.5%, 7/09/2041		67,769,000	25,315,110
Stoneway Capital Corp., 10%, 3/01/2027 (a)(d)(n)		13,021,612	3,515,835
			$89,182,746
Azerbaijan – 1.2%
Southern Gas Corridor CJSC (Republic of Azerbaijan), 6.875%, 3/24/2026 (n)		$16,592,000	$ 19,670,978
Southern Gas Corridor CJSC (Republic of Azerbaijan), 6.875%, 3/24/2026		46,055,000	54,601,426
State Oil Company of the Azerbaijan Republic, 6.95%, 3/18/2030		28,990,000	35,967,719
			$110,240,123
Bahamas – 0.3%
Commonwealth of Bahamas, 6%, 11/21/2028		$9,709,000	$ 9,500,354
Commonwealth of Bahamas, 8.95%, 10/15/2032		19,532,000	21,430,510
			$30,930,864
Benin – 0.5%
Republic of Benin, 4.875%, 1/19/2032	EUR	7,102,000	$ 8,333,217
Republic of Benin, 4.875%, 1/19/2032 (n)		16,485,000	19,342,874
Republic of Benin, 6.875%, 1/19/2052 (n)		10,532,000	12,830,906
Republic of Benin, 6.875%, 1/19/2052		2,100,000	2,558,384
			$43,065,381

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Bermuda – 0.4%
Government of Bermuda, 2.375%, 8/20/2030 (n)		$20,232,000	$ 20,282,580
Government of Bermuda, 2.375%, 8/20/2030		3,500,000	3,508,750
Government of Bermuda, 3.375%, 8/20/2050 (n)		17,184,000	17,653,123
Government of Bermuda, 3.375%, 8/20/2050		800,000	821,840
			$42,266,293
Brazil – 4.4%
Aegea Finance S.à r.l., 5.75%, 10/10/2024 (n)		$1,080,000	$ 1,112,411
Aegea Finance S.à r.l., 5.75%, 10/10/2024		22,879,000	23,565,599
Azul Investments LLP, 7.25%, 6/15/2026 (n)		20,068,000	18,774,216
Banco BTG Pactual S.A. (Cayman Islands), 4.5%, 1/10/2025 (n)		22,928,000	23,730,480
Banco BTG Pactual S.A. (Cayman Islands), 4.5%, 1/10/2025		5,513,000	5,705,955
Centrais Eletricas Brasileiras S.A., 3.625%, 2/04/2025 (n)		10,865,000	11,212,680
CSN Inova Ventures, 6.75%, 1/28/2028		12,983,000	14,329,207
Federative Republic of Brazil, 10%, 1/01/2023	BRL	163,847,000	32,296,285
Federative Republic of Brazil, 3.875%, 6/12/2030		$28,207,000	28,481,172
Federative Republic of Brazil, 3.75%, 9/12/2031		17,921,000	17,696,987
Federative Republic of Brazil, 5.625%, 2/21/2047		9,107,000	9,821,991
Federative Republic of Brazil, 4.75%, 1/14/2050		29,955,000	28,742,422
FS Luxembourg S.à r.l., 10%, 12/15/2025 (n)		16,007,000	17,887,983
FS Luxembourg S.à r.l., 10%, 12/15/2025		10,400,000	11,622,104
Guara Norte S.à r.l., 5.198%, 6/15/2034 (n)		18,195,940	18,736,359
MC Brazil Downstream Trading S.à r.l., 7.25%, 6/30/2031 (n)		22,427,000	23,265,770
MercadoLibre, Inc., 2.375%, 1/14/2026		8,080,000	8,100,281
MV24 Capital B.V., 6.748%, 6/01/2034 (n)		4,407,394	4,778,144
MV24 Capital B.V., 6.748%, 6/01/2034		24,763,581	26,846,693
Petrobras Global Finance Co. (Federative Republic of Brazil), 5.5%, 6/10/2051		24,044,000	23,653,285
Rede D'Or Finance S.à r.l., 4.5%, 1/22/2030 (n)		6,110,000	6,224,624
Rede D'Or Finance S.à r.l., 4.5%, 1/22/2030		2,100,000	2,139,396
StoneCo Ltd., 3.95%, 6/16/2028 (n)		22,681,000	22,511,119
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)		17,217,000	17,690,467
TerraForm Global Operating LLC, 6.125%, 3/01/2026		1,392,000	1,430,280
XP, Inc., 3.25%, 7/01/2026 (n)		23,366,000	22,847,275
			$423,203,185

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Bulgaria – 0.1%
ContourGlobal Power Holdings S.A., 3.125%, 1/01/2028 (n)	EUR	6,782,000	$ 8,196,473
ContourGlobal Power Holdings S.A., 3.125%, 1/01/2028		1,900,000	2,296,269
			$10,492,742
Chile – 2.7%
AES Gener S.A., 6.35% to 4/07/2025, FLR (CMT - 5yr. + 4.917%) to 4/07/2030, FLR (CMT - 5yr. + 5.167%) to 4/07/2045, FLR (CMT - 5yr. + 5.917%) to 10/07/2079 (n)		$14,693,000	$ 15,523,301
AES Gener S.A., 6.35% to 4/07/2025, FLR (CMT - 5yr. + 4.917%) to 4/07/2030, FLR (CMT - 5yr. + 5.167%) to 4/07/2045, FLR (CMT - 5yr. + 5.917%) to 10/07/2079		12,919,000	13,649,053
Banco del Estado de Chile, 3.875%, 2/08/2022		5,423,000	5,504,453
Banco del Estado de Chile, 2.704%, 1/09/2025 (n)		15,334,000	15,985,848
Banco del Estado de Chile, 2.704%, 1/09/2025		10,998,000	11,465,525
Chile Electricity PEC S.p.A., 0%, 1/25/2028		12,453,000	10,009,099
E.CL S.A., 4.5%, 1/29/2025		14,398,000	15,770,773
Empresa Nacional del Petroleo (Republic of Chile), 4.375%, 10/30/2024 (n)		2,635,000	2,854,777
Empresa Nacional del Petroleo (Republic of Chile), 3.75%, 8/05/2026 (n)		9,946,000	10,474,580
Empresa Nacional del Petroleo (Republic of Chile), 3.75%, 8/05/2026		10,210,000	10,752,611
Empresa Nacional del Petroleo (Republic of Chile), 5.25%, 11/06/2029 (n)		4,892,000	5,529,681
Empresa Nacional del Petroleo (Republic of Chile), 5.25%, 11/06/2029		1,100,000	1,243,387
ENGIE Energía Chile S.A., 4.5%, 1/29/2025 (n)		3,831,000	4,196,266
ENGIE Energía Chile S.A., 3.4%, 1/28/2030 (n)		19,782,000	20,375,460
ENGIE Energía Chile S.A., 3.4%, 1/28/2030		2,300,000	2,369,000
Republic of Chile, 5%, 10/01/2028 (n)	CLP	13,300,000,000	18,160,416
Republic of Chile, 2.55%, 7/27/2033		$23,323,000	23,784,096
Transelec S.A., 4.625%, 7/26/2023 (n)		12,396,000	13,263,844
Transelec S.A., 4.25%, 1/14/2025 (n)		2,029,000	2,205,259
Transelec S.A., 4.25%, 1/14/2025		6,643,000	7,220,077
Transelec S.A., 3.875%, 1/12/2029 (n)		3,436,000	3,723,799
Transelec S.A., 3.875%, 1/12/2029		5,077,000	5,502,250
VTR Comunicaciones S.p.A., 5.125%, 1/15/2028 (n)		8,607,000	8,981,405
VTR Comunicaciones S.p.A., 5.125%, 1/15/2028		10,852,000	11,324,062
VTR Finance B.V., 6.375%, 7/15/2028		5,600,000	5,916,008
VTR Finance N.V., 6.375%, 7/15/2028 (n)		8,102,000	8,559,196
			$254,344,226

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
China – 4.7%
CCBL (Cayman) 1 Corp. Ltd., 3.5%, 5/16/2024	$20,590,000	$ 21,812,058
CDBL Funding 1 Co. (People's Republic of China), 4.25%, 12/02/2024	13,113,000	14,183,244
China Construction Bank Corp., 4.25% to 2/27/2024, FLR (CMT - 5yr. + 1.88%) to 2/27/2029	21,299,000	22,835,273
China Development Bank (Hong Kong), FLR, 0.83% (LIBOR - 3mo. + 0.7%), 3/06/2022	4,588,000	4,598,094
China Development Bank Financial Leasing Co. Ltd., 2.875% to 9/28/2025, FLR (CMT-1yr. + 2.75%) to 9/28/2030	18,570,000	18,974,640
China Southern Power Grid Co. Ltd., 3.5%, 5/08/2027	15,881,000	17,621,870
China Southern Power Grid Co. Ltd., 4.25%, 9/18/2028	7,351,000	8,472,249
CNPC General Capital Ltd. (People's Republic of China), 3.95%, 4/19/2022 (n)	5,681,000	5,815,109
ENN Clean Energy International Investment Ltd., 3.375%, 5/12/2026 (n)	26,423,000	26,955,336
Industrial and Commercial Bank of China, 4.875%, 9/21/2025	10,160,000	11,408,097
Meituan, 2.125%, 10/28/2025 (n)	11,141,000	10,820,729
Meituan, 2.125%, 10/28/2025	2,700,000	2,622,383
Meituan, 3.05%, 10/28/2030 (n)	20,144,000	18,783,519
Meituan, 3.05%, 10/28/2030	700,000	652,724
Prosus N.V., 3.061%, 7/13/2031 (n)	18,766,000	18,533,949
Prosus N.V., 4.027%, 8/03/2050 (n)	14,932,000	14,359,716
Prosus N.V., 4.027%, 8/03/2050	3,100,000	2,981,189
Prosus N.V., 3.832%, 2/08/2051 (n)	14,347,000	13,325,849
Prosus N.V., 3.832%, 2/08/2051	600,000	557,295
Seazen Group Ltd., 4.45%, 7/13/2025	19,128,000	18,076,834
Shimao Group Holdings Ltd., 3.45%, 1/11/2031	9,944,000	9,196,415
Shimao Property Holdings Ltd., 5.6%, 7/15/2026	9,200,000	9,563,617
Sinopec Capital (2013) Ltd. (People's Republic of China), 3.125%, 4/24/2023	3,974,000	4,127,953
Sinopec Group Overseas Development (2012) Ltd. (People's Republic of China), 3.9%, 5/17/2022 (n)	5,953,000	6,098,015
Sinopec Group Overseas Development (2017) Ltd. (People's Republic of China), 2.5%, 9/13/2022 (n)	12,630,000	12,881,552
State Grid Overseas Investment (2016) Ltd. (People's Republic of China), 3.5%, 5/04/2027 (n)	1,712,000	1,900,354
State Grid Overseas Investment (2016) Ltd. (People's Republic of China), 3.5%, 5/04/2027	57,579,000	63,913,842
Sunac China Holdings Ltd., 7.95%, 10/11/2023	9,265,000	9,058,577
Sunac China Holdings Ltd., 7.5%, 2/01/2024	15,959,000	15,320,325
Sunac China Holdings Ltd., 6.5%, 1/10/2025	6,726,000	6,080,443

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
China – continued
Tencent Holdings Ltd., 3.595%, 1/19/2028		$10,200,000	$ 11,193,422
Tencent Holdings Ltd., 2.39%, 6/03/2030 (n)		8,800,000	8,850,678
Times China Holdings Ltd., 6.75%, 7/08/2025		9,600,000	9,246,525
Times China Holdings Ltd., 6.2%, 3/22/2026		9,100,000	8,294,650
Weibo Corp., 3.375%, 7/08/2030		22,658,000	22,947,174
			$452,063,699
Colombia – 1.7%
Banco GNB Sudameris S.A., 7.5% to 4/16/2026, FLR (CMT - 5yr. + 6.66%) to 4/16/2031 (n)		$20,220,000	$ 20,649,675
Empresas Publicas de Medellin E.S.P., 4.375%, 2/15/2031 (n)		4,833,000	4,736,388
Empresas Publicas de Medellin E.S.P., 4.375%, 2/15/2031		4,600,000	4,508,046
EnfraGen Energia Sur S.A., 5.375%, 12/30/2030 (n)		21,783,000	21,728,760
EnfraGen Energia Sur S.A., 5.375%, 12/30/2030		1,000,000	997,510
Millicom International Cellular S.A., 6.625%, 10/15/2026		10,223,100	10,714,729
Republic of Colombia, 4.5%, 1/28/2026		21,502,000	23,362,783
Republic of Colombia, 3.25%, 4/22/2032		20,504,000	20,046,966
Sierracol Energy Andina LLC, 6%, 6/15/2028 (n)		31,083,000	31,121,854
TermoCandelaria Power Ltd., 7.875%, 1/30/2029 (n)		22,988,100	24,252,675
TermoCandelaria Power Ltd., 7.875%, 1/30/2029		4,255,000	4,489,068
			$166,608,454
Costa Rica – 0.8%
Republic of Costa Rica, 6.125%, 2/19/2031		$5,265,000	$ 5,607,277
Republic of Costa Rica, 7%, 4/04/2044		32,056,000	33,658,800
Republic of Costa Rica, 7.158%, 3/12/2045		32,543,000	34,487,770
			$73,753,847
Cote d'Ivoire – 1.2%
Republic of Cote d’Ivoire, 6.625%, 3/22/2048 (n)	EUR	8,040,000	$ 10,126,860
Republic of Cote d’Ivoire, 6.625%, 3/22/2048		2,100,000	2,645,075
Republic of Cote d'Ivoire, 5.25%, 3/22/2030		17,182,000	21,503,156
Republic of Cote d'Ivoire, 4.875%, 1/30/2032 (n)		27,829,000	33,329,053
Republic of Cote d'Ivoire, 4.875%, 1/30/2032		3,700,000	4,431,259
Republic of Cote d'Ivoire, 6.875%, 10/17/2040 (n)		21,157,000	27,691,957
Republic of Cote d'Ivoire, 6.875%, 10/17/2040		12,954,000	16,955,221
			$116,682,581
Croatia – 0.2%
Republic of Croatia, 1.75%, 3/04/2041	EUR	18,704,000	$ 22,978,155
Czech Republic – 0.2%
PPF Telecom Group B.V., 3.25%, 9/29/2027	EUR	17,615,000	$ 22,567,447

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Dominican Republic – 2.5%
Aeropuertos Dominicanos Siglo XXI S.A., 6.75%, 3/30/2029		$5,433,000	$ 5,629,946
Banco de Reservas de la Republica Dominicana, 7%, 2/01/2023		20,083,000	21,087,351
Banco de Reservas de la Republica Dominicana, 7%, 2/01/2023 (n)		7,699,000	8,084,027
Dominican Republic, 4.5%, 1/30/2030 (n)		9,738,000	9,976,678
Dominican Republic, 4.5%, 1/30/2030		600,000	614,706
Dominican Republic, 4.875%, 9/23/2032 (n)		38,981,000	40,443,177
Dominican Republic, 4.875%, 9/23/2032		1,800,000	1,867,518
Dominican Republic, 5.3%, 1/21/2041 (n)		19,340,000	19,610,760
Dominican Republic, 5.3%, 1/21/2041		1,100,000	1,115,400
Dominican Republic, 6.5%, 2/15/2048 (n)		2,821,000	3,092,550
Dominican Republic, 6.5%, 2/15/2048		8,662,000	9,495,804
Dominican Republic, 6.4%, 6/05/2049		14,941,000	16,226,076
Dominican Republic, 5.875%, 1/30/2060 (n)		41,796,000	42,172,582
Dominican Republic, 5.875%, 1/30/2060		61,192,000	61,743,340
			$241,159,915
Ecuador – 0.9%
Petroamazonas (Republic of Ecuador), 4.625%, 12/06/2021 (z)		$601,036	$ 592,021
Republic of Ecuador, 5%, 7/31/2030		7,595,000	6,626,713
Republic of Ecuador, 1%, 7/31/2035		51,766,000	35,848,473
Republic of Ecuador, 5%, 7/31/2035 (n)		17,332,831	12,003,159
Republic of Ecuador, 0.5%, 7/31/2040 (n)		21,097,161	12,974,965
Republic of Ecuador, 0.5%, 7/31/2040		30,323,000	18,648,948
			$86,694,279
Egypt – 2.9%
Arab Republic of Egypt, 0%, 8/03/2021	EGP	86,825,000	$ 5,523,071
Arab Republic of Egypt, 0%, 8/10/2021		115,700,000	7,351,314
Arab Republic of Egypt, 0%, 8/24/2021		89,900,000	5,688,735
Arab Republic of Egypt, 0%, 9/07/2021		75,000,000	4,724,506
Arab Republic of Egypt, 7.5%, 1/31/2027		$7,834,000	8,680,746
Arab Republic of Egypt, 6.588%, 2/21/2028 (n)		16,993,000	17,766,181
Arab Republic of Egypt, 7.6%, 3/01/2029 (n)		9,596,000	10,409,741
Arab Republic of Egypt, 7.6%, 3/01/2029		13,152,000	14,267,290
Arab Republic of Egypt, 6.375%, 4/11/2031 (n)	EUR	13,082,000	15,872,648
Arab Republic of Egypt, 6.375%, 4/11/2031		4,500,000	5,459,939
Arab Republic of Egypt, 7.052%, 1/15/2032 (n)		$9,816,000	9,989,743
Arab Republic of Egypt, 7.052%, 1/15/2032		11,188,000	11,386,028
Arab Republic of Egypt, 7.625%, 5/29/2032 (n)		14,581,000	15,380,330
Arab Republic of Egypt, 7.625%, 5/29/2032		2,100,000	2,215,122

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Egypt – continued
Arab Republic of Egypt, 8.5%, 1/31/2047 (n)		$17,105,000	$ 17,664,265
Arab Republic of Egypt, 8.5%, 1/31/2047		45,472,000	46,958,753
Arab Republic of Egypt, 8.7%, 3/01/2049 (n)		13,828,000	14,435,879
Arab Republic of Egypt, 8.7%, 3/01/2049		5,900,000	6,159,364
Arab Republic of Egypt, 8.875%, 5/29/2050 (n)		23,370,000	24,868,251
Arab Republic of Egypt, 8.875%, 5/29/2050		8,348,000	8,883,190
Arab Republic of Egypt, 7.5%, 2/16/2061 (n)		24,542,000	22,824,060
			$276,509,156
El Salvador – 0.2%
Republic of El Salvador, 7.65%, 6/15/2035		$8,436,000	$ 7,381,584
Republic of El Salvador, 7.124%, 1/20/2050 (n)		4,515,000	3,645,908
Republic of El Salvador, 7.124%, 1/20/2050		13,712,000	11,072,577
			$22,100,069
Ghana – 0.6%
Republic of Ghana, 10.75%, 10/14/2030		$12,896,000	$ 16,055,520
Republic of Ghana, 8.625%, 4/07/2034 (n)		5,151,000	5,202,428
Republic of Ghana, 7.875%, 2/11/2035 (n)		1,380,000	1,323,635
Republic of Ghana, 7.875%, 2/11/2035		27,946,000	26,804,573
Republic of Ghana, 8.75%, 3/11/2061		9,300,000	8,808,365
			$58,194,521
Guatemala – 2.2%
Banco Industrial S. A., 4.875% to 1/29/2026, FLR (CMT - 5yr. + 4.442%) to 1/29/2031 (n)		$18,031,000	$ 18,662,085
Central American Bottling Corp., 5.75%, 1/31/2027		11,997,000	12,491,216
Central American Bottling Corp., 5.75%, 1/31/2027 (n)		27,811,000	28,956,674
Energuate Trust, 5.875%, 5/03/2027 (n)		10,965,000	11,444,828
Energuate Trust, 5.875%, 5/03/2027		18,550,000	19,361,748
Investment Energy Resources Ltd., 6.25%, 4/26/2029 (n)		23,525,000	25,642,250
Republic of Guatemala, 4.875%, 2/13/2028		4,270,000	4,746,148
Republic of Guatemala, 4.9%, 6/01/2030		27,292,000	30,362,623
Republic of Guatemala, 5.375%, 4/24/2032 (n)		11,375,000	13,075,563
Republic of Guatemala, 5.375%, 4/24/2032		600,000	689,700
Republic of Guatemala, 6.125%, 6/01/2050 (n)		16,652,000	19,899,307
Republic of Guatemala, 6.125%, 6/01/2050		19,390,000	23,171,244
			$208,503,386
Hungary – 0.3%
MOL PLC, 1.5%, 10/08/2027	EUR	12,763,000	$ 15,797,183
Republic of Hungary, 1.75%, 6/05/2035		11,705,000	14,879,497
			$30,676,680

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
India – 4.8%
Adani Green Energy (UP) Ltd./Prayatna Developers Private Ltd., 6.25%, 12/10/2024 (n)		$26,800,000	$ 29,118,200
Adani Green Energy (UP) Ltd./Prayatna Developers Private Ltd., 6.25%, 12/10/2024		4,800,000	5,215,200
Adani Ports & Special Economic Zone Ltd., 5%, 8/02/2041 (n)		24,654,000	24,577,054
Adani Transmission Ltd., 4.25%, 5/21/2036 (n)		17,253,555	17,633,817
Adani Transmission Ltd., 4.25%, 5/21/2036		2,711,500	2,771,260
Azure Power Energy Ltd., 5.5%, 11/03/2022 (n)		11,992,000	12,141,900
Azure Power Energy Ltd., 5.5%, 11/03/2022		13,358,000	13,524,975
Clean Renewable Power, 4.25%, 3/25/2027 (n)		13,736,000	13,621,991
Cliffton Ltd., 6.25%, 10/25/2025 (n)		25,444,000	24,299,020
Delhi International Airport Ltd., 6.125%, 10/31/2026		6,492,000	6,389,426
Delhi International Airport Ltd., 6.45%, 6/04/2029 (n)		5,539,000	5,375,599
Delhi International Airport Ltd., 6.45%, 6/04/2029		3,900,000	3,784,950
Export-Import Bank of India, 3.375%, 8/05/2026		4,163,000	4,444,373
Export-Import Bank of India, 3.875%, 2/01/2028		12,700,000	13,782,987
Export-Import Bank of India, 3.25%, 1/15/2030		8,068,000	8,268,004
Export-Import Bank of India, 2.25%, 1/13/2031 (n)		35,390,000	33,172,793
GMR Hyderabad International Airport Ltd., 5.375%, 4/10/2024 (n)		6,000,000	6,120,744
GMR Hyderabad International Airport Ltd., 5.375%, 4/10/2024		2,900,000	2,958,360
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/2027		6,080,000	5,799,475
Greenko Dutch B.V. (Republic of India), 3.85%, 3/29/2026 (n)		18,738,000	18,848,929
Indian Railway Finance Corp., 2.8%, 2/10/2031 (n)		36,965,000	35,708,902
Indian Railway Finance Corp., 2.8%, 2/10/2031		12,393,000	11,971,877
Muthoot Finance Ltd., 6.125%, 10/31/2022 (n)		6,091,000	6,273,730
Muthoot Finance Ltd., 6.125%, 10/31/2022		1,600,000	1,648,000
Muthoot Finance Ltd., 4.4%, 9/02/2023 (n)		17,308,000	17,636,852
Muthoot Finance Ltd., 4.4%, 9/02/2023		7,300,000	7,438,700
Power Finance Corp. Ltd. (Republic of India), 3.95%, 4/23/2030 (n)		11,524,000	11,861,077
Power Finance Corp. Ltd. (Republic of India), 3.95%, 4/23/2030		2,300,000	2,367,275
ReNew Wind Energy AP2/ReNew Power Private Ltd., 4.5%, 7/14/2028 (n)		24,616,000	24,816,946
Republic of India, 7.27%, 4/08/2026	INR	1,222,290,000	17,361,561
Republic of India, 7.17%, 1/08/2028		941,680,000	13,251,727
Shriram Transport Finance Co. Ltd., 5.1%, 7/16/2023		$19,019,000	19,090,321
Shriram Transport Finance Co. Ltd., 4.4%, 3/13/2024 (n)		20,275,000	20,173,625

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
India – continued
State Bank of India (London), 3.25%, 1/24/2022		$14,306,000	$ 14,473,237
			$455,922,887
Indonesia – 5.3%
Bank Mandiri, 4.75%, 5/13/2025		$20,168,000	$ 22,347,373
Bank Negara Indonesia, 3.75%, 3/30/2026		23,896,000	24,439,339
Listrindo Capital B.V., 4.95%, 9/14/2026 (n)		4,717,000	4,834,925
Listrindo Capital B.V., 4.95%, 9/14/2026		18,402,000	18,862,050
Medco Bell Pte. Ltd., 6.375%, 1/30/2027 (n)		6,204,000	6,216,966
Medco Bell Pte. Ltd., 6.375%, 1/30/2027		22,414,000	22,460,845
Perusahaan Penerbit SBSN Indonesia III, 2.3%, 6/23/2025 (n)		11,155,000	11,585,918
Perusahaan Penerbit SBSN Indonesia III, 2.8%, 6/23/2030 (n)		22,580,000	23,228,046
PT Indofood CBP Sukses Makmur Tbk, 3.398%, 6/09/2031		8,801,000	9,107,739
PT Indonesia Asahan Aluminium (Persero), 4.75%, 5/15/2025 (n)		7,615,000	8,328,906
PT Indonesia Asahan Aluminium (Persero), 5.8%, 5/15/2050 (n)		4,703,000	5,573,055
PT Perusahaan Listrik Negara (Republic of Indonesia), 4.875%, 7/17/2049 (n)		6,953,000	7,502,704
PT Perusahaan Listrik Negara (Republic of Indonesia), 4.875%, 7/17/2049		600,000	647,436
Republic of Indonesia, 3.375%, 4/15/2023		16,497,000	17,261,773
Republic of Indonesia, 5.875%, 1/15/2024		15,167,000	17,052,567
Republic of Indonesia, 5.875%, 1/15/2024 (n)		868,000	975,910
Republic of Indonesia, 4.45%, 2/11/2024		12,324,000	13,461,634
Republic of Indonesia, 4.125%, 1/15/2025		24,766,000	27,318,735
Republic of Indonesia, 4.125%, 1/15/2025 (n)		5,055,000	5,576,040
Republic of Indonesia, 4.75%, 1/08/2026 (n)		3,476,000	3,976,336
Republic of Indonesia, 4.75%, 1/08/2026		21,001,000	24,023,884
Republic of Indonesia, 4.35%, 1/08/2027 (n)		14,417,000	16,355,639
Republic of Indonesia, 4.35%, 1/08/2027		12,004,000	13,618,165
Republic of Indonesia, 3.5%, 1/11/2028		16,155,000	17,708,189
Republic of Indonesia, 3.4%, 9/18/2029		20,637,000	22,415,158
Republic of Indonesia, 1.1%, 3/12/2033	EUR	16,134,000	18,744,208
Republic of Indonesia, 5.25%, 1/17/2042		$10,924,000	13,676,212
Republic of Indonesia, 4.625%, 4/15/2043		46,098,000	53,962,011
Republic of Indonesia, 4.35%, 1/11/2048		30,503,000	34,857,877
Saka Energi Indonesia PT, 4.45%, 5/05/2024 (n)		4,370,000	4,009,475
Saka Energi Indonesia PT, 4.45%, 5/05/2024		200,000	183,500

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Indonesia – continued
Star Energy Geothermal (Salak-Darajat) B.V., 4.85%, 10/14/2038 (n)	$7,264,000	$ 7,954,080
Star Energy Geothermal (Salak-Darajat) B.V., 4.85%, 10/14/2038	250,000	273,750
Star Energy Geothermal (Wayang Windu) Ltd., 6.75%, 4/24/2033 (n)	15,909,172	18,017,137
Star Energy Geothermal (Wayang Windu) Ltd., 6.75%, 4/24/2033	6,962,368	7,884,882
		$504,442,464
Israel – 1.1%
Bank Leumi le-Israel B.M., 3.275%, 1/29/2031 (n)	$13,901,000	$ 14,227,674
Energean Israel Finance Ltd., 4.875%, 3/30/2026	25,477,000	26,042,589
Energean Israel Finance Ltd., 5.375%, 3/30/2028	22,165,000	22,642,700
Leviathan Bond Ltd., 6.125%, 6/30/2025 (n)	16,516,000	17,965,642
Leviathan Bond Ltd., 6.75%, 6/30/2030 (n)	23,224,000	26,029,181
		$106,907,786
Jamaica – 0.5%
Government of Jamaica, 8%, 3/15/2039	$15,670,000	$ 21,898,825
Government of Jamaica, 7.875%, 7/28/2045	18,608,000	25,958,160
		$47,856,985
Jordan – 0.4%
Hashemite Kingdom of Jordan, 5.85%, 7/07/2030 (n)	$26,474,000	$ 27,384,706
Hashemite Kingdom of Jordan, 5.85%, 7/07/2030	6,500,000	6,723,600
		$34,108,306
Kazakhstan – 1.5%
Development Bank of Kazakhstan, 4.125%, 12/10/2022	$41,672,000	$ 43,369,301
KazMunayGas National Co., JSC (Republic of Kazakhstan), 5.375%, 4/24/2030 (n)	6,765,000	8,051,568
KazMunayGas National Co., JSC (Republic of Kazakhstan), 6.375%, 10/24/2048 (n)	2,262,000	2,971,589
KazMunayGas National Co., JSC (Republic of Kazakhstan), 6.375%, 10/24/2048	2,833,000	3,721,712
KazTransGas JSC (Republic of Kazakhstan), 4.375%, 9/26/2027	8,027,000	8,875,855
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)	4,422,000	4,797,870
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026	40,594,000	44,044,490
Tengizchevroil Finance Co. International Ltd., 3.25%, 8/15/2030 (n)	27,808,000	28,365,940

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Kazakhstan – continued
Tengizchevroil Finance Co. International Ltd., 3.25%, 8/15/2030	$3,200,000	$ 3,264,205
		$147,462,530
Kenya – 0.5%
Republic of Kenya, 6.875%, 6/24/2024	$5,388,000	$ 5,919,365
Republic of Kenya, 7%, 5/22/2027 (n)	2,830,000	3,089,822
Republic of Kenya, 7%, 5/22/2027	10,734,000	11,719,488
Republic of Kenya, 7.25%, 2/28/2028	4,124,000	4,550,422
Republic of Kenya, 8%, 5/22/2032	6,614,000	7,468,926
Republic of Kenya, 8.25%, 2/28/2048	14,469,000	15,995,595
		$48,743,618
Kuwait – 0.5%
EQUATE Petrochemical B.V. (State of Kuwait), 4.25%, 11/03/2026	$25,428,000	$ 28,230,674
EQUATE Petrochemical B.V. (State of Kuwait), 2.625%, 4/28/2028 (n)	7,910,000	8,015,140
MEGlobal Canada ULC (State of Kuwait), 5.875%, 5/18/2030 (n)	7,313,000	9,063,220
		$45,309,034
Macau – 0.5%
Industrial & Commercial Bank of China Macau, 2.875% to 9/12/2024, FLR (CMT - 5yr. + 1.65%) to 9/12/2029	$21,883,000	$ 22,733,897
MGM China Holdings Ltd., 4.75%, 2/01/2027 (n)	12,491,000	12,584,682
Wynn Macau Ltd., 5.625%, 8/26/2028 (n)	13,626,000	13,966,650
Wynn Macau Ltd., 5.625%, 8/26/2028	1,292,000	1,324,300
		$50,609,529
Malaysia – 0.5%
GENM Capital Labuan Ltd., 3.882%, 4/19/2031 (n)	$24,266,000	$ 24,375,030
GOHL Capital Ltd., 4.25%, 1/24/2027	12,905,000	13,645,835
PETRONAS Capital Ltd. (Federation of Malaysia), 3.5%, 4/21/2030 (n)	9,974,000	10,908,262
		$48,929,127
Mexico – 8.7%
CEMEX S.A.B. de C.V., 7.375%, 6/05/2027 (n)	$15,377,000	$ 17,402,920
CEMEX S.A.B. de C.V., 7.375%, 6/05/2027	1,000,000	1,131,750
CEMEX S.A.B. de C.V., 3.875%, 7/11/2031 (n)	18,086,000	18,728,053
Comision Federal de Electricidad (United Mexican States), 3.348%, 2/09/2031 (n)	18,997,000	18,807,030

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Mexico – continued
Comision Federal de Electricidad (United Mexican States), 3.348%, 2/09/2031		$1,300,000	$ 1,287,000
Comision Federal de Electricidad (United Mexican States), 3.875%, 7/26/2033 (n)		20,619,000	20,464,358
Comision Federal de Electricidad (United Mexican States), 4.677%, 2/09/2051 (n)		18,354,000	17,872,208
Comision Federal de Electricidad (United Mexican States), 4.677%, 2/09/2051		1,800,000	1,752,750
Grupo Axo S.A.P.I. de C.V., 5.75%, 6/08/2026 (n)		19,902,000	20,051,265
Grupo Bimbo S.A.B. de C.V., 5.95%, 4/17/2059		22,611,000	23,741,550
Grupo Cementos de Chihuahua S.A.B. de C.V., 5.25%, 6/23/2024 (n)		5,373,000	5,524,250
Grupo Cementos de Chihuahua S.A.B. de C.V., 5.25%, 6/23/2024		12,274,000	12,619,513
Grupo KUO S.A.B. de C.V., 5.75%, 7/07/2027 (n)		9,963,000	10,426,379
Grupo KUO S.A.B. de C.V., 5.75%, 7/07/2027		11,949,000	12,504,748
Infraestructura Energética Nova S.A.B. de C.V., 4.875%, 1/14/2048 (n)		13,297,000	13,762,395
Infraestructura Energética Nova S.A.B. de C.V., 4.875%, 1/14/2048		14,516,000	15,024,060
Infraestructura Energética Nova S.A.B. de C.V., 4.75%, 1/15/2051		3,218,000	3,313,510
Petroleos Mexicanos, 6.875%, 10/16/2025 (n)		20,834,000	22,942,192
Petroleos Mexicanos, 6.875%, 10/16/2025		1,585,000	1,745,386
Petroleos Mexicanos, 4.5%, 1/23/2026		9,088,000	9,207,962
Petroleos Mexicanos, 6.875%, 8/04/2026		10,490,000	11,534,594
Petroleos Mexicanos, 6.49%, 1/23/2027		45,241,000	48,054,990
Petroleos Mexicanos, 6.5%, 3/13/2027		13,790,000	14,603,610
Petroleos Mexicanos, 5.35%, 2/12/2028		37,437,000	36,894,163
Petroleos Mexicanos, 6.84%, 1/23/2030		46,951,000	48,979,283
Petroleos Mexicanos, 5.95%, 1/28/2031		43,284,000	42,548,172
Petroleos Mexicanos, 6.5%, 6/02/2041		28,942,000	26,185,275
Petroleos Mexicanos, 6.75%, 9/21/2047		68,815,000	61,513,728
Petroleos Mexicanos, 7.69%, 1/23/2050		73,106,000	71,059,032
Petroleos Mexicanos, 6.95%, 1/28/2060		41,414,000	37,164,924
United Mexican States, 5.75%, 3/05/2026	MXN	477,800,000	23,318,200
United Mexican States, 3.25%, 4/16/2030		$22,589,000	23,515,375
United Mexican States, 2.659%, 5/24/2031		27,098,000	26,651,425
United Mexican States, 4.75%, 4/27/2032		38,557,000	44,242,615
United Mexican States, 1.45%, 10/25/2033	EUR	11,609,000	13,074,349
United Mexican States, 4.5%, 1/31/2050		$13,148,000	14,083,086
United Mexican States, 3.771%, 5/24/2061		17,906,000	16,652,580

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Mexico – continued
United Mexican States, 3.75%, 4/19/2071		$28,609,000	$ 26,393,805
			$834,778,485
Morocco – 1.5%
Kingdom of Morocco, 4.25%, 12/11/2022		$8,511,000	$ 8,915,272
Kingdom of Morocco, 1.375%, 3/30/2026 (n)	EUR	10,298,000	12,398,015
Kingdom of Morocco, 1.375%, 3/30/2026		800,000	963,140
Kingdom of Morocco, 2%, 9/30/2030		11,828,000	13,952,890
Kingdom of Morocco, 1.5%, 11/27/2031		8,104,000	9,056,983
Kingdom of Morocco, 3%, 12/15/2032 (n)		$30,274,000	29,423,301
Kingdom of Morocco, 3%, 12/15/2032		3,300,000	3,207,270
Kingdom of Morocco, 4%, 12/15/2050 (n)		15,868,000	14,882,375
Kingdom of Morocco, 4%, 12/15/2050		2,300,000	2,157,138
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 3.75%, 6/23/2031 (n)		16,563,000	16,779,512
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 6.875%, 4/25/2044		5,678,000	6,969,018
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 6.875%, 4/25/2044 (n)		2,259,000	2,772,633
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 5.125%, 6/23/2051 (n)		19,482,000	19,852,158
			$141,329,705
Nigeria – 0.6%
Federal Republic of Nigeria, 7.875%, 2/16/2032		$25,898,000	$ 27,710,860
Federal Republic of Nigeria, 7.696%, 2/23/2038 (n)		2,336,000	2,393,092
Federal Republic of Nigeria, 7.696%, 2/23/2038		26,114,000	26,752,226
			$56,856,178
North Macedonia – 0.3%
Republic of North Macedonia, 1.625%, 3/10/2028 (n)	EUR	23,148,000	$ 27,395,597
Republic of North Macedonia, 1.625%, 3/10/2028		800,000	946,798
			$28,342,395
Oman – 1.7%
Government of Oman, 6.25%, 1/25/2031		$19,833,000	$ 21,415,356
Government of Oman, 6.75%, 1/17/2048		61,145,000	61,756,450
Government of Oman, 7%, 1/25/2051		7,344,000	7,582,680
Omani Government, 6.75%, 1/17/2048 (n)		1,500,000	1,515,000
Oryx Funding Ltd. (Sultanate of Oman), 5.8%, 2/03/2031 (n)		17,230,000	18,146,085
Sultanate of Oman, 6%, 8/01/2029		17,729,000	18,865,323
Sultanate of Oman, 6.25%, 1/25/2031 (n)		7,593,000	8,198,800

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Oman – continued
Sultanate of Oman, 7%, 1/25/2051 (n)	$19,243,000	$ 19,868,397
		$157,348,091
Pakistan – 0.2%
Islamic Republic of Pakistan, 8.875%, 4/08/2051 (n)	$6,678,000	$ 6,878,340
Republic of Pakistan, 6%, 4/08/2026 (n)	13,555,000	13,639,719
		$20,518,059
Panama – 1.8%
Aeropuerto Internacional de Tocumen S.A. (Republic of Panama), 5.625%, 5/18/2036	$4,382,000	$ 4,984,525
Aeropuerto Internacional de Tocumen S.A. (Republic of Panama), 6%, 11/18/2048 (n)	16,089,575	18,752,400
Aeropuerto Internacional de Tocumen S.A. (Republic of Panama), 6%, 11/18/2048	21,807,814	25,417,007
AES Panama Generation Holdings SRL, 4.375%, 5/31/2030 (n)	26,394,000	27,310,136
Autoridad del Canal de Panama, 4.95%, 7/29/2035 (n)	12,229,000	14,980,525
Autoridad del Canal de Panama, 4.95%, 7/29/2035	5,145,000	6,302,625
Banco General S.A., 5.25% to 5/07/2031, FLR (CMT - 10yr. + 3.665%) to 5/07/2071 (n)	15,411,000	15,969,649
Cable Onda S.A., 4.5%, 1/30/2030 (n)	8,760,000	9,237,420
Empresa de Transmision Electrica S.A. (Republic of Panama), 5.125%, 5/02/2049 (n)	8,721,000	9,811,212
Empresa de Transmision Electrica S.A. (Republic of Panama), 5.125%, 5/02/2049	8,000,000	9,000,080
Panama Canal Railway Co., 7%, 11/01/2026	3,142,773	3,229,231
Panama Canal Railway Co., 7%, 11/01/2026 (n)	623,745	640,904
Republic of Panama, 3.75%, 4/17/2026	6,366,000	6,886,102
Republic of Panama, 3.362%, 6/30/2031 (n)	22,729,000	22,785,822
		$175,307,638
Paraguay – 1.2%
Banco Continental S.A.E.C.A., 2.75%, 12/10/2025 (n)	$16,352,000	$ 16,123,236
Banco Continental S.A.E.C.A., 2.75%, 12/10/2025	2,000,000	1,972,020
Republic of Paraguay, 5%, 4/15/2026	6,313,000	7,094,297
Republic of Paraguay, 4.95%, 4/28/2031 (n)	9,772,000	11,188,940
Republic of Paraguay, 4.95%, 4/28/2031	3,074,000	3,519,730
Republic of Paraguay, 6.1%, 8/11/2044	9,059,000	11,296,573
Republic of Paraguay, 5.6%, 3/13/2048 (n)	10,688,000	12,713,376
Republic of Paraguay, 5.6%, 3/13/2048	21,379,000	25,430,320
Republic of Paraguay, 5.4%, 3/30/2050 (n)	5,156,000	6,064,797
Republic of Paraguay, 5.4%, 3/30/2050	5,200,000	6,116,552

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Paraguay – continued
Telefónica Celular del Paraguay S.A., 5.875%, 4/15/2027 (n)		$4,583,000	$ 4,812,150
Telefónica Celular del Paraguay S.A., 5.875%, 4/15/2027		8,600,000	9,030,000
			$115,361,991
Peru – 0.9%
Camposol S.A., 6%, 2/03/2027 (n)		$1,887,000	$ 1,938,893
Camposol S.A., 6%, 2/03/2027		5,801,000	5,960,527
Corporacion Lindley S.A., 6.75%, 11/23/2021		714,000	722,033
Corporacion Lindley S.A., 6.75%, 11/23/2021 (n)		442,000	446,973
El Fondo Mivivienda S.A., 3.5%, 1/31/2023		4,192,000	4,307,322
Gas Natural de Lima y Callao S.A., 4.375%, 4/01/2023		14,210,000	14,757,085
IIRSA Norte Finance Ltd. (Republic of Peru), 8.75%, 5/30/2024		824,722	892,761
IIRSA Norte Finance Ltd. (Republic of Peru), 8.75%, 5/30/2024 (n)		50,204	54,346
Inkia Energy Ltd., 5.875%, 11/09/2027 (n)		20,844,000	21,260,880
Inkia Energy Ltd., 5.875%, 11/09/2027		3,650,000	3,723,000
InterCorp Peru Ltd., 3.875%, 8/15/2029 (n)		1,949,000	1,880,804
Peru LNG, 5.375%, 3/22/2030 (n)		2,724,000	2,097,480
Peru LNG, 5.375%, 3/22/2030		4,100,000	3,157,000
San Miguel Industrias PET S.A., 3.5%, 8/02/2028 (n)		29,185,000	28,572,115
			$89,771,219
Philippines – 0.7%
Republic of Philippines, 1.2%, 4/28/2033	EUR	30,997,000	$ 36,820,182
Republic of Philippines, 1.75%, 4/28/2041		27,375,000	32,189,436
			$69,009,618
Poland – 0.5%
Canpack S.A./Eastern PA Land Investment Holding LLC, 3.125%, 11/01/2025 (n)		$12,199,000	$ 12,412,482
Canpack S.A./Eastern PA Land Investment Holding LLC, 3.125%, 11/01/2025		800,000	814,000
Canpack S.A./Eastern PA Land Investment Holding LLC, 2.375%, 11/01/2027 (n)	EUR	14,047,000	17,125,985
Synthos S.A., 2.5%, 6/07/2028 (n)		17,671,000	20,729,534
			$51,082,001
Qatar – 2.5%
Commercial Bank P.S.Q.C., 4.5%, 9/03/2169		$26,577,000	$ 26,731,147
Ooredoo International Finance Ltd. (State of Qatar), 2.625%, 4/08/2031 (n)		20,625,000	21,141,862
Qatar Petroleum, 2.25%, 7/12/2031 (n)		20,025,000	20,260,334

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Qatar – continued
Qatar Petroleum, 3.3%, 7/12/2051 (n)		$15,898,000	$ 16,474,302
QNB Finance Ltd. (State of Qatar), 2.75%, 2/12/2027		13,001,000	13,622,266
State of Qatar, 3.4%, 4/16/2025 (n)		6,647,000	7,229,277
State of Qatar, 4%, 3/14/2029 (n)		7,269,000	8,386,609
State of Qatar, 4%, 3/14/2029		15,940,000	18,390,775
State of Qatar, 5.103%, 4/23/2048 (n)		18,259,000	24,467,060
State of Qatar, 5.103%, 4/23/2048		20,601,000	27,605,340
State of Qatar, 4.817%, 3/14/2049 (n)		24,061,000	31,304,516
State of Qatar, 4.817%, 3/14/2049		17,000,000	22,117,816
State of Qatar, 4.4%, 4/16/2050 (n)		580,000	715,147
			$238,446,451
Republic of Moldova – 0.2%
Aragvi Finance International DAC, 8.45%, 4/29/2026 (n)		$18,317,000	$ 18,999,125
Romania – 1.6%
Republic of Romania, 2.875%, 3/11/2029	EUR	5,452,000	$ 7,135,518
Republic of Romania, 2.5%, 2/08/2030		7,605,000	9,630,374
Republic of Romania, 3.624%, 5/26/2030		694,000	949,133
Republic of Romania, 3.624%, 5/26/2030 (n)		6,066,000	8,296,025
Republic of Romania, 1.75%, 7/13/2030 (n)		22,424,000	26,613,758
Republic of Romania, 2.124%, 7/16/2031		6,974,000	8,470,626
Republic of Romania, 2.124%, 7/16/2031 (n)		12,161,000	14,770,761
Republic of Romania, 2%, 1/28/2032		4,281,000	5,104,010
Republic of Romania, 2%, 1/28/2032 (n)		8,936,000	10,653,921
Republic of Romania, 2%, 4/14/2033		995,000	1,165,564
Republic of Romania, 2%, 4/14/2033 (n)		15,765,000	18,467,458
Republic of Romania, 3.375%, 2/08/2038		5,950,000	7,672,246
Republic of Romania, 2.625%, 12/02/2040 (n)		8,479,000	9,840,791
Republic of Romania, 2.625%, 12/02/2040		2,600,000	3,017,580
Republic of Romania, 2.75%, 4/14/2041 (n)		15,965,000	18,593,830
			$150,381,595
Russia – 2.3%
Gaz Capital S.A. (Russian Federation), 4.95%, 2/06/2028		$8,015,000	$ 8,936,725
Gaz Capital S.A. (Russian Federation), 3.25%, 2/25/2030		2,200,000	2,191,970
Gazprom PJSC (Russian Federation), 3.25%, 2/25/2030 (n)		14,825,000	14,770,889
Hacienda Investments Ltd. via DME Airport Ltd., 5.35%, 2/08/2028 (n)		13,295,000	13,932,495
Russian Federation, 4.75%, 5/27/2026		12,400,000	14,120,872
Russian Federation, 4.25%, 6/23/2027		79,800,000	89,353,018
Russian Federation, 4.25%, 6/23/2027 (n)		1,600,000	1,791,539
Russian Federation, 4.375%, 3/21/2029 (n)		4,400,000	4,989,072

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Russia – continued
Russian Federation, 4.375%, 3/21/2029		$27,800,000	$ 31,521,864
Russian Federation, 5.1%, 3/28/2035		7,200,000	8,685,000
Russian Federation, 5.1%, 3/28/2035 (n)		22,000,000	26,537,500
			$216,830,944
Saudi Arabia – 2.7%
Arabian Centres Sukuk II Ltd., 5.625%, 10/07/2026 (n)		$23,522,000	$ 24,393,255
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, 3/21/2023		9,862,000	10,230,346
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, 2/26/2027		29,610,000	29,835,628
Kingdom of Saudi Arabia, 2.25%, 2/02/2033 (n)		33,463,000	32,840,923
Kingdom of Saudi Arabia, 4.625%, 10/04/2047		21,254,000	25,409,114
Kingdom of Saudi Arabia, 5.25%, 1/16/2050 (n)		21,784,000	28,641,124
Kingdom of Saudi Arabia, 5.25%, 1/16/2050		2,900,000	3,812,856
SA Global Sukuk Ltd. (Kingdom of Saudi Arabia), 1.602%, 6/17/2026 (n)		5,876,000	5,878,115
SA Global Sukuk Ltd. (Kingdom of Saudi Arabia), 2.694%, 6/17/2031 (n)		8,385,000	8,594,625
Saudi Arabian Oil Co., 3.5%, 4/16/2029		11,981,000	13,091,016
Saudi Arabian Oil Co., 2.25%, 11/24/2030 (n)		12,018,000	11,897,820
Saudi Arabian Oil Co., 4.25%, 4/16/2039 (n)		8,226,000	9,339,405
Saudi Arabian Oil Co., 3.5%, 11/24/2070 (n)		727,000	708,665
Saudi Arabian Oil Co., 3.5%, 11/24/2070		23,006,000	22,425,789
Saudi Aramco (Kingdom of Saudi Arabia), 4.5%, 4/17/2030		12,420,000	14,676,714
Saudi Aramco (Kingdom of Saudi Arabia), 4.5%, 10/26/2046		16,206,000	19,019,848
			$260,795,243
Senegal – 0.3%
Republic of Senegal, 6.25%, 5/23/2033		$20,726,000	$ 21,967,487
Republic of Senegal, 6.75%, 3/13/2048		9,396,000	9,608,538
			$31,576,025
Serbia – 0.5%
Republic of Serbia, 3.125%, 5/15/2027 (n)	EUR	22,770,000	$ 30,063,132
Republic of Serbia, 3.125%, 5/15/2027		1,000,000	1,320,296
Republic of Serbia, 1.65%, 3/03/2033 (n)		14,754,000	17,204,042
			$48,587,470

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Singapore – 0.8%
Oversea-Chinese Banking Corp. Ltd., 1.832% to 9/10/2025, FLR (CMT - 1yr. + 1.58%) to 9/10/2030 (n)		$16,078,000	$ 16,148,582
Oversea-Chinese Banking Corp. Ltd., 1.832% to 9/10/2025, FLR (CMT - 1yr. + 1.58%) to 9/10/2030		2,400,000	2,410,536
Puma International Financing S.A., 5%, 1/24/2026		16,156,000	16,156,000
Puma International Financing S.A., 5%, 1/24/2026 (n)		13,460,000	13,460,000
United Overseas Bank Ltd., 2% to 10/14/2026, FLR (CMT - 5yr. + 1.23%) to 10/14/2031 (n)		22,969,000	23,161,021
			$71,336,139
Slovenia – 0.2%
United Group B.V., 3.625%, 2/15/2028	EUR	8,187,000	$ 9,456,889
United Group B.V., 4.625%, 8/15/2028 (n)		5,309,000	6,376,458
			$15,833,347
South Africa – 2.3%
Eskom Holdings SOC Ltd., 7.125%, 2/11/2025 (n)		$600,000	$ 630,072
Eskom Holdings SOC Ltd. (Republic of South Africa), 7.125%, 2/11/2025		30,133,000	31,643,266
Eskom Holdings SOC Ltd. (Republic of South Africa), 6.35%, 8/10/2028 (n)		14,992,000	16,615,634
Eskom Holdings SOC Ltd. (Republic of South Africa), 6.35%, 8/10/2028		10,200,000	11,304,660
Petra Diamonds US$ Treasury PLC, 10.5% (0% cash or 10.5% PIK) 3/08/2026 (n)(p)		6,546,459	6,611,924
Republic of South Africa, 10.5%, 12/21/2026	ZAR	115,407,000	8,974,984
Republic of South Africa, 4.85%, 9/27/2027		$7,404,000	7,948,194
Republic of South Africa, 8%, 1/31/2030	ZAR	81,734,000	5,306,818
Republic of South Africa, 7%, 2/28/2031		155,201,000	9,125,887
Republic of South Africa, 8.25%, 3/31/2032		365,870,000	22,793,494
Republic of South Africa, 5.75%, 9/30/2049		$38,712,000	39,242,354
Sasol Financing (USA) LLC, 4.375%, 9/18/2026		22,801,000	23,348,224
Sasol Financing (USA) LLC, 5.5%, 3/18/2031		35,615,000	37,128,638
			$220,674,149
Sri Lanka – 0.3%
Republic of Sri Lanka, 6.85%, 3/14/2024 (n)		$2,109,000	$ 1,366,970
Republic of Sri Lanka, 7.85%, 3/14/2029 (n)		3,554,000	2,175,332
Republic of Sri Lanka, 7.85%, 3/14/2029		12,214,000	7,475,945
Republic of Sri Lanka, 7.55%, 3/28/2030 (n)		4,461,000	2,728,571
Republic of Sri Lanka, 7.55%, 3/28/2030		16,742,000	10,240,244
			$23,987,062

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Supranational – 0.2%
West African Development Bank, 4.7%, 10/22/2031	$4,800,000	$ 5,208,000
West African Development Bank, 4.7%, 10/22/2031 (n)	15,644,000	16,973,740
		$22,181,740
Thailand – 0.5%
Bangkok Bank Public Co. Ltd., 3.733%, 9/25/2034	$13,177,000	$ 13,697,755
Krung Thai Bank PLC (Cayman Islands Branch), 4.4%, 9/25/2169	19,565,000	19,820,910
PTT Treasury Center Co. Ltd. (Kingdom of Thailand), 3.7%, 7/16/2070 (n)	3,056,000	3,098,925
Thaioil Treasury Center Co. Ltd., 3.75%, 6/18/2050 (n)	7,626,000	7,190,861
		$43,808,451
Trinidad & Tobago – 0.4%
Consolidated Energy Finance S.A., 6.875%, 6/15/2025 (n)	$11,779,000	$ 11,956,274
Consolidated Energy Finance S.A., 6.875%, 6/15/2025	7,156,000	7,263,698
Consolidated Energy Finance S.A., 6.5%, 5/15/2026 (n)	13,810,000	13,965,362
		$33,185,334
Turkey – 2.9%
Export Credit Bank of Turkey, 5%, 9/23/2021	$13,185,000	$ 13,247,629
Export Credit Bank of Turkey, 5.375%, 10/24/2023	18,343,000	18,915,302
Republic of Turkey, 6.25%, 9/26/2022	7,094,000	7,368,339
Republic of Turkey, 5.6%, 11/14/2024	7,779,000	8,016,259
Republic of Turkey, 4.25%, 3/13/2025	35,214,000	34,691,424
Republic of Turkey, 6.375%, 10/14/2025	12,086,000	12,684,499
Republic of Turkey, 4.75%, 1/26/2026	17,811,000	17,589,787
Republic of Turkey, 4.875%, 10/09/2026	35,176,000	34,648,360
Republic of Turkey, 6%, 3/25/2027	13,751,000	14,136,028
Republic of Turkey, 5.125%, 2/17/2028	35,790,000	34,984,725
Republic of Turkey, 5.25%, 3/13/2030	24,425,000	23,401,104
Republic of Turkey, 5.95%, 1/15/2031	19,541,000	19,280,323
Republic of Turkey, 5.875%, 6/26/2031	14,399,000	14,083,489
Republic of Turkey, 6.875%, 3/17/2036	7,500,000	7,638,750
Republic of Turkey, 6.625%, 2/17/2045	4,856,000	4,657,681
Republic of Turkey, 5.75%, 5/11/2047	14,894,000	12,859,182
		$278,202,881
Ukraine – 4.2%
Government of Ukraine, 7.75%, 9/01/2023	$10,007,000	$ 10,720,899
Government of Ukraine, 7.75%, 9/01/2024	7,380,000	8,008,806
Government of Ukraine, 7.75%, 9/01/2025	29,736,000	32,296,864
Government of Ukraine, 7.75%, 9/01/2026 (n)	1,600,000	1,749,984
Government of Ukraine, 7.75%, 9/01/2026	9,901,000	10,829,120

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Ukraine – continued
Government of Ukraine, 7.75%, 9/01/2027 (n)	$2,100,000	$ 2,297,400
Government of Ukraine, 7.75%, 9/01/2027	32,404,000	35,449,976
Government of Ukraine, 6.876%, 5/21/2029 (n)	29,367,000	30,283,250
Government of Ukraine, 6.876%, 5/21/2029	8,707,000	8,978,658
Government of Ukraine, 7.375%, 9/25/2032	43,421,000	45,157,840
Government of Ukraine, 7.253%, 3/15/2033 (n)	41,040,000	42,307,972
Government of Ukraine, 7.253%, 3/15/2033	23,583,000	24,311,620
Government of Ukraine, GDP Linked Bond, 0%, 5/31/2040	79,121,000	92,054,752
NAK Naftogaz Ukraine via Standard Bank London Holdings PLC, 7.625%, 11/08/2026 (n)	1,969,000	2,011,263
NAK Naftogaz Ukraine via Standard Bank London Holdings PLC, 7.625%, 11/08/2026	6,885,000	7,032,783
Oschadbank (State Savings Bank of Ukraine), 9.375%, 3/10/2023	2,800,000	2,924,656
PJSC State Savings Bank of Ukraine, 9.625%, 3/20/2025	17,645,600	19,062,189
Ukrainian Railways Co., 8.25%, 7/09/2024	21,118,000	22,019,739
		$397,497,771
United Arab Emirates – 3.7%
Abu Dhabi Crude Oil Pipeline, 4.6%, 11/02/2047	$20,436,000	$ 24,318,840
DAE Funding LLC (United Arab Emirates), 3.375%, 3/20/2028 (n)	12,433,000	12,787,340
DAE Funding LLC (United Arab Emirates), 3.375%, 3/20/2028	1,400,000	1,439,900
DAE Sukuk DIFC Ltd., 3.75%, 2/15/2026 (n)	19,274,000	20,406,810
DP World Salaam (United Arab Emirates), 6% to 1/01/2026, FLR (CMT - 5yr. + 5.75%) to 1/01/2031, FLR (CMT - 5yr. + 6.75%) to 1/01/2070	28,696,000	31,286,675
Emirate of Abu Dhabi, 3.125%, 9/30/2049 (n)	13,784,000	14,154,790
Emirate of Abu Dhabi, 2.7%, 9/02/2070 (n)	10,050,000	9,232,171
Emirates NBD Bank PJSC, 6.125%, 1/09/2170	19,578,000	21,447,699
Emirates Sembcorp Water & Power Co. (United Arab Emirates), 4.45%, 8/01/2035 (n)	11,649,000	13,368,392
Emirates Sembcorp Water & Power Co. (United Arab Emirates), 4.45%, 8/01/2035	2,100,000	2,409,960
Galaxy Pipeline Assets Bidco Ltd., 1.75%, 9/30/2027 (n)	28,398,000	28,759,109
Galaxy Pipeline Assets Bidco Ltd., 1.75%, 9/30/2027	2,200,000	2,227,975
Galaxy Pipeline Assets Bidco Ltd., 2.625%, 3/31/2036 (n)	36,542,000	36,191,214
Galaxy Pipeline Assets Bidco Ltd., 2.625%, 3/31/2036	4,700,000	4,654,882
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/2040 (n)	25,258,000	25,439,660
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/2040	3,300,000	3,323,734
Galaxy Pipeline Assets Bidco Ltd., 3.25%, 9/30/2040 (n)	41,163,000	41,735,675

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
United Arab Emirates – continued
Galaxy Pipeline Assets Bidco Ltd., 3.25%, 9/30/2040		$4,500,000	$ 4,562,606
GEMS Menasa Cayman Ltd./GEMS Education Delaware LLC, 7.125%, 7/31/2026 (n)		5,603,000	5,778,094
GEMS Menasa Cayman Ltd./GEMS Education Delaware LLC, 7.125%, 7/31/2026		13,826,000	14,258,062
MDGH - GMTN B.V. (United Arab Emirates), 2.875%, 11/07/2029 (n)		18,542,000	19,502,550
National Central Cooling Co., PJSC (United Arab Emirates), 2.5%, 10/21/2027		16,472,000	16,401,500
			$353,687,638
United States – 1.6%
Hyundai Capital America, 2.375%, 10/15/2027 (n)		$7,689,000	$ 7,932,705
Hyundai Capital America, 1.8%, 1/10/2028 (n)		11,056,000	11,026,781
JBS Finance Luxembourg S.à r.l., 3.625%, 1/15/2032 (n)		19,011,000	19,140,465
JBS Investments II GmbH, 5.75%, 1/15/2028 (n)		6,913,000	7,286,302
JBS Investments II GmbH, 5.75%, 1/15/2028		14,890,000	15,694,060
JBS USA Holdings, Inc., 6.5%, 4/15/2029		8,428,000	9,439,444
JBS USA Lux S.A./JBS USA Finance, Inc., 6.5%, 4/15/2029 (n)		11,946,000	13,379,640
U.S. Treasury Bonds, 3.5%, 2/15/2039 (f)		15,622,000	20,090,136
U.S. Treasury Bonds, 2.5%, 2/15/2046		41,335,600	46,344,312
			$150,333,845
Uruguay – 1.0%
Oriental Republic of Uruguay, 8.25%, 5/21/2031	UYU	788,790,000	$ 18,347,156
Oriental Republic of Uruguay, 5.1%, 6/18/2050		$5,924,000	7,759,611
Oriental Republic of Uruguay, 4.975%, 4/20/2055		34,923,000	45,063,941
Oriental Republic of Uruguay, Inflation Linked Bond, 3.875%, 7/02/2040	UYU	739,070,702	19,437,552
			$90,608,260
Uzbekistan – 0.9%
Ipoteka Bank (Republic of Uzbekistan), 5.5%, 11/19/2025		$17,890,000	$ 18,616,692
National Bank of Uzbekistan, 4.85%, 10/21/2025		22,240,000	23,129,600
Republic of Uzbekistan, 3.7%, 11/25/2030 (n)		9,436,000	9,309,256
Republic of Uzbekistan, 3.9%, 10/19/2031 (n)		12,063,000	12,011,732
Uzbek Industrial and Construction Bank, 5.75%, 12/02/2024		20,385,000	21,582,619
			$84,649,899

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Venezuela – 0.2%
Republic of Venezuela, 9%, 5/07/2023 (a)(d)	$10,104,000	$ 1,015,452
Republic of Venezuela, 8.25%, 10/13/2024 (a)(d)	17,593,000	1,812,079
Republic of Venezuela, 7.65%, 4/21/2025 (a)(d)	33,488,000	3,348,800
Republic of Venezuela, 9.25%, 9/15/2027 (a)(d)	8,435,000	877,240
Republic of Venezuela, 7%, 3/31/2038 (a)(d)	68,785,500	7,153,692
		$14,207,263
Vietnam – 0.7%
Mong Duong Finance Holdings B.V., 5.125%, 5/07/2029 (n)	$20,593,000	$ 20,387,070
Mong Duong Finance Holdings B.V., 5.125%, 5/07/2029	7,700,000	7,623,000
Socialist Republic of Vietnam, 4.8%, 11/19/2024	38,915,000	43,198,584
		$71,208,654
Zambia – 0.5%
First Quantum Minerals Ltd., 7.25%, 4/01/2023	$8,671,000	$ 8,833,581
First Quantum Minerals Ltd., 7.5%, 4/01/2025	11,888,000	12,320,723
First Quantum Minerals Ltd., 6.875%, 10/15/2027 (n)	25,162,000	27,269,318
First Quantum Minerals Ltd., 6.875%, 10/15/2027	1,300,000	1,408,875
		$49,832,497
Total Bonds (Identified Cost, $8,669,505,350)		$ 8,927,597,924
Common Stocks – 0.1%
Mexico – 0.1%
ICA Tenedora, S.A. de C.V. (a)	2,525,968	$ 8,178,074
United Kingdom – 0.0%
Petra Diamonds Ltd. (a)(l)	151,911,371	$ 3,399,627
Total Common Stocks (Identified Cost, $2,688,831)		$ 11,577,701
Investment Companies (h) – 5.7%
Money Market Funds – 5.7%
MFS Institutional Money Market Portfolio, 0.03% (v) (Identified Cost, $541,135,708)	541,153,205	$541,153,205

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Collateral for Securities Loaned – 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.04% (j) (Identified Cost, $250,000)	250,000	$250,000

Other Assets, Less Liabilities – 0.8%		80,700,730
Net Assets – 100.0%		$ 9,561,279,560

(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $541,153,205 and $8,939,425,625, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $3,516,664,239, representing 36.8% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Petroamazonas (Republic of Ecuador), 4.625%, 12/06/2021	12/04/17	$553,351	$592,020
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
BRL	Brazilian Real
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi (Offshore)
EGP	Egypt Pound

Portfolio of Investments – continued
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
RUB	Russian Ruble
UYU	Uruguayan Peso
ZAR	South African Rand
Derivative Contracts at 7/31/21
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
BRL	100,086,000	USD	19,041,513	JPMorgan Chase Bank N.A.	8/03/2021	$175,307
CLP	835,153,984	USD	1,099,321	Barclays Bank PLC	8/06/2021	1,063
CNH	60,340,000	USD	9,270,953	JPMorgan Chase Bank N.A.	10/08/2021	11,385
EUR	6,785,489	USD	8,029,755	Goldman Sachs International	10/08/2021	30,057
EUR	9,223,998	USD	10,904,310	JPMorgan Chase Bank N.A.	10/08/2021	51,968
HUF	5,472,164,000	USD	17,983,975	Deutsche Bank AG	10/08/2021	86,912
IDR	6,522,473,421	USD	444,704	Barclays Bank PLC	9/22/2021	4,696
MXN	792,180,000	USD	39,354,573	Citibank N.A.	10/08/2021	84,969
RUB	1,012,538,000	USD	13,610,022	Citibank N.A.	9/23/2021	114,044
RUB	1,015,045,000	USD	13,638,587	Goldman Sachs International	9/23/2021	119,459
USD	24,129,100	BRL	123,688,179	Banco Santander S.A	8/02/2021	380,590
USD	7,499,414	BRL	38,409,000	Barclays Bank PLC	8/03/2021	124,768
USD	16,746,720	BRL	85,770,000	Citibank N.A.	8/03/2021	278,617
USD	24,404,755	BRL	123,688,179	Goldman Sachs International	8/02/2021	656,245
USD	58,995,354	BRL	304,934,000	Goldman Sachs International	8/03/2021	447,090
USD	28,293,502	BRL	144,908,000	JPMorgan Chase Bank N.A.	8/03/2021	470,720
USD	6,999,180	BRL	35,847,000	Morgan Stanley Capital Services, Inc.	8/03/2021	116,446
USD	1,115,800	CLP	835,153,984	Banco Santander S.A	8/06/2021	15,417
USD	17,093,626	CLP	12,998,153,000	Barclays Bank PLC	11/02/2021	16,674
USD	3,288,094	CLP	2,429,244,000	Citibank N.A.	8/06/2021	87,368
USD	926,123	CLP	684,701,000	Deutsche Bank AG	8/06/2021	23,973
USD	13,428,100	CLP	9,884,208,000	JPMorgan Chase Bank N.A.	8/06/2021	404,852
USD	511,454	EUR	429,732	Deutsche Bank AG	10/08/2021	1,018
USD	87,088,554	EUR	73,240,158	Goldman Sachs International	10/08/2021	93,790
USD	114,245,413	EUR	96,141,005	JPMorgan Chase Bank N.A.	10/08/2021	48,991
USD	121,685,562	EUR	102,413,407	Morgan Stanley Capital Services, Inc.	10/08/2021	38,771
USD	4,586,160	KRW	5,192,909,000	JPMorgan Chase Bank N.A.	8/25/2021	73,290
USD	13,447,303	ZAR	197,835,211	Goldman Sachs International	10/08/2021	56,540
						$4,015,020
Liability Derivatives
BRL	123,688,180	USD	24,404,755	Banco Santander S.A	8/02/2021	$(656,245)
BRL	38,409,000	USD	7,531,176	Barclays Bank PLC	8/03/2021	(156,531)

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
BRL	85,770,000	USD	16,978,633	Citibank N.A.	8/03/2021	$(510,528)
BRL	123,688,180	USD	23,901,097	Goldman Sachs International	8/02/2021	(152,587)
BRL	304,934,000	USD	59,538,816	Goldman Sachs International	8/03/2021	(990,551)
BRL	181,245,820	USD	34,812,120	Goldman Sachs International	10/04/2021	(295,352)
BRL	44,822,000	USD	8,839,926	JPMorgan Chase Bank N.A.	8/03/2021	(233,963)
BRL	35,847,000	USD	7,074,610	Morgan Stanley Capital Services, Inc.	8/03/2021	(191,876)
CLP	12,998,153,000	USD	17,147,958	Barclays Bank PLC	8/06/2021	(21,835)
KRW	3,704,773,000	USD	3,296,355	Citibank N.A.	8/25/2021	(76,741)
KRW	9,699,600,000	USD	8,588,309	JPMorgan Chase Bank N.A.	8/25/2021	(158,923)
USD	1,096,132	CLP	835,153,984	Barclays Bank PLC	11/02/2021	(1,092)
USD	9,224,036	CNH	60,339,000	Morgan Stanley Capital Services, Inc.	10/08/2021	(58,149)
USD	381,330,487	EUR	322,729,768	Citibank N.A.	10/08/2021	(2,008,392)
USD	5,325,986	EUR	4,506,134	Deutsche Bank AG	10/08/2021	(26,405)
USD	42,875,760	EUR	36,232,484	JPMorgan Chase Bank N.A.	10/08/2021	(161,237)
USD	11,888,238	INR	893,325,000	Citibank N.A.	9/23/2021	(56,631)
USD	697,397	INR	52,424,032	JPMorgan Chase Bank N.A.	9/23/2021	(3,578)
USD	7,119,972	KRW	8,211,464,000	Barclays Bank PLC	8/25/2021	(16,157)
USD	23,607,056	MXN	474,377,994	BNP Paribas S.A.	10/08/2021	(10,367)
USD	13,527,120	ZAR	199,932,187	Deutsche Bank AG	10/08/2021	(5,579)
USD	20,966,572	ZAR	310,347,203	Goldman Sachs International	10/08/2021	(39,727)
						$(5,832,446)

Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond	Long	USD	293	$48,262,594	September – 2021	$2,334,816
U.S. Treasury Ultra Bond	Long	USD	320	63,850,000	September – 2021	4,568,807
						$6,903,623
Liability Derivatives
Interest Rate Futures
Euro-Bobl 5 yr	Short	EUR	53	$8,510,248	September – 2021	$(80,602)
Euro-Bund 10 yr	Short	EUR	1,316	275,644,187	September – 2021	(7,956,700)
Euro-OAT 10 yr	Short	EUR	63	12,112,841	September – 2021	(283,392)
						$(8,320,694)

Portfolio of Investments – continued
Uncleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Liability Derivatives
Credit Default Swaps
12/20/24	USD	20,027,000	Barclays Bank PLC	(1)	1.00%/Quarterly	$(167,602)	$(448,066)	$(615,668)
(1) Fund, as protection buyer, to receive notional amount upon a defined credit event by a reference obligation specified in the Republic of Korea, 2.75%, 1/19/2027.
At July 31, 2021, the fund had cash collateral of $3,764,000 and other liquid securities with an aggregate value of $8,715,358 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 7/31/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $111,831 of securities on loan (identified cost, $8,672,444,181)	$8,939,425,625
Investments in affiliated issuers, at value (identified cost, $541,135,708)	541,153,205
Cash	7,892,813
Restricted cash for
Uncleared derivatives	3,764,000
Receivables for
Forward foreign currency exchange contracts	4,015,020
Net daily variation margin on open futures contracts	234,902
Investments sold	44,174,438
Fund shares sold	28,553,928
Interest	108,108,566
Other assets	8,042
Total assets	$9,677,330,539
Liabilities
Payables for
Distributions	$2,238,509
Forward foreign currency exchange contracts	5,832,446
Investments purchased	86,033,948
Fund shares reacquired	8,128,118
Collateral for securities loaned, at value	250,000
Uncleared swaps, at value (net of unamortized premiums received, $448,066)	615,668
Payable to affiliates
Investment adviser	505,471
Administrative services fee	4,633
Shareholder servicing costs	2,009,079
Distribution and service fees	13,156
Payable for independent Trustees' compensation	527
Deferred country tax expense payable	9,652,787
Accrued expenses and other liabilities	766,637
Total liabilities	$116,050,979
Net assets	$9,561,279,560

Statement of Assets and Liabilities – continued
Net assets consist of
Paid-in capital	$9,701,270,310
Total distributable earnings (loss)	(139,990,750)
Net assets	$9,561,279,560
Shares of beneficial interest outstanding	639,952,812

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$431,359,483	28,891,310	$14.93
Class B	4,286,122	288,295	14.87
Class C	31,536,703	2,126,610	14.83
Class I	5,960,448,317	399,237,214	14.93
Class R1	332,990	22,202	15.00
Class R2	12,688,134	845,707	15.00
Class R3	36,079,536	2,411,384	14.96
Class R4	40,987,735	2,740,398	14.96
Class R6	3,043,560,540	203,389,692	14.96

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.59 [100 / 95.75 x $14.93]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 7/31/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$364,536,853
Other	395,687
Dividends from affiliated issuers	380,118
Income on securities loaned	3,804
Foreign taxes withheld	(309,626)
Total investment income	$365,006,836
Expenses
Management fee	$54,565,329
Distribution and service fees	1,658,999
Shareholder servicing costs	6,552,019
Administrative services fee	552,173
Independent Trustees' compensation	97,535
Custodian fee	437,007
Shareholder communications	638,814
Audit and tax fees	81,511
Legal fees	54,039
Miscellaneous	1,068,382
Total expenses	$65,705,808
Reduction of expenses by investment adviser and distributor	(962,387)
Net expenses	$64,743,421
Net investment income (loss)	$300,263,415

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $2,893,151 country tax)	$75,107,427
Affiliated issuers	(5,606)
Futures contracts	(9,784,019)
Swap agreements	(117,813)
Forward foreign currency exchange contracts	9,637,837
Foreign currency	(7,760)
Net realized gain (loss)	$74,830,066
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $3,101,331 decrease in deferred country tax)	$31,507,667
Affiliated issuers	(27,729)
Futures contracts	(1,602,505)
Swap agreements	(23,257)
Forward foreign currency exchange contracts	598,997
Translation of assets and liabilities in foreign currencies	(250,335)
Net unrealized gain (loss)	$30,202,838
Net realized and unrealized gain (loss)	$105,032,904
Change in net assets from operations	$405,296,319
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	7/31/21	7/31/20
Change in net assets
From operations
Net investment income (loss)	$300,263,415	$239,970,236
Net realized gain (loss)	74,830,066	(54,080,657)
Net unrealized gain (loss)	30,202,838	43,529,983
Change in net assets from operations	$405,296,319	$229,419,562
Total distributions to shareholders	$(323,053,816)	$(264,512,100)
Change in net assets from fund share transactions	$3,075,167,944	$590,717,974
Total change in net assets	$3,157,410,447	$555,625,436
Net assets
At beginning of period	6,403,869,113	5,848,243,677
At end of period	$9,561,279,560	$6,403,869,113
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Net asset value, beginning of period	$14.73	$14.68	$13.99	$14.81	$14.87
Income (loss) from investment operations
Net investment income (loss) (d)	$0.51	$0.56	$0.64	$0.61	$0.63(c)
Net realized and unrealized gain (loss)	0.24	0.10	0.70	(0.79)	(0.04)(g)
Total from investment operations	$0.75	$0.66	$1.34	$(0.18)	$0.59
Less distributions declared to shareholders
From net investment income	$(0.55)	$(0.61)	$(0.65)	$(0.64)	$(0.65)
Net asset value, end of period (x)	$14.93	$14.73	$14.68	$13.99	$14.81
Total return (%) (r)(s)(t)(x)	5.19	4.69	9.83	(1.32)	4.03(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.08	1.07	1.07	1.09(c)
Expenses after expense reductions (f)	1.06	1.06	1.04	1.05	1.06(c)
Net investment income (loss)	3.42	3.84	4.51	4.12	4.23(c)
Portfolio turnover	56	75	94	100	100
Net assets at end of period (000 omitted)	$431,359	$377,703	$382,984	$330,096	$392,012
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Net asset value, beginning of period	$14.75	$14.71	$14.13	$14.97	$14.97
Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	$0.45	$0.53	$0.50	$0.52(c)
Net realized and unrealized gain (loss)	0.15(g)	0.10	0.59	(0.81)	0.02(g)
Total from investment operations	$0.56	$0.55	$1.12	$(0.31)	$0.54
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.51)	$(0.54)	$(0.53)	$(0.54)
Net asset value, end of period (x)	$14.87	$14.75	$14.71	$14.13	$14.97
Total return (%) (r)(s)(t)(x)	3.84	3.83	8.16	(2.14)	3.67(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.82	1.83	1.82	1.82	1.84(c)
Expenses after expense reductions (f)	1.81	1.82	1.81	1.81	1.83(c)
Net investment income (loss)	2.70	3.12	3.76	3.36	3.47(c)
Portfolio turnover	56	75	94	100	100
Net assets at end of period (000 omitted)	$4,286	$8,088	$13,938	$19,703	$26,980

Class C	Year ended
	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Net asset value, beginning of period	$14.73	$14.70	$14.10	$14.93	$14.94
Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	$0.45	$0.53	$0.50	$0.52(c)
Net realized and unrealized gain (loss)	0.13(g)	0.08	0.61	(0.80)	0.01(g)
Total from investment operations	$0.54	$0.53	$1.14	$(0.30)	$0.53
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.50)	$(0.54)	$(0.53)	$(0.54)
Net asset value, end of period (x)	$14.83	$14.73	$14.70	$14.10	$14.93
Total return (%) (r)(s)(t)(x)	3.70	3.76	8.31	(2.08)	3.61(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.82	1.83	1.82	1.82	1.84(c)
Expenses after expense reductions (f)	1.81	1.82	1.81	1.81	1.83(c)
Net investment income (loss)	2.70	3.12	3.76	3.36	3.47(c)
Portfolio turnover	56	75	94	100	100
Net assets at end of period (000 omitted)	$31,537	$62,772	$113,863	$142,037	$185,167
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Net asset value, beginning of period	$14.74	$14.82	$14.16	$14.97	$14.91
Income (loss) from investment operations
Net investment income (loss) (d)	$0.55	$0.59	$0.67	$0.64	$0.66(c)
Net realized and unrealized gain (loss)	0.23	(0.02)(g)	0.67	(0.77)	0.08(g)
Total from investment operations	$0.78	$0.57	$1.34	$(0.13)	$0.74
Less distributions declared to shareholders
From net investment income	$(0.59)	$(0.65)	$(0.68)	$(0.68)	$(0.68)
Net asset value, end of period (x)	$14.93	$14.74	$14.82	$14.16	$14.97
Total return (%) (r)(s)(t)(x)	5.38	4.02	9.80	(0.95)	5.13(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.83	0.82	0.82	0.84(c)
Expenses after expense reductions (f)	0.81	0.82	0.81	0.81	0.83(c)
Net investment income (loss)	3.66	4.06	4.74	4.35	4.46(c)
Portfolio turnover	56	75	94	100	100
Net assets at end of period (000 omitted)	$5,960,448	$4,345,513	$3,879,907	$3,658,375	$4,348,855
See Notes to Financial Statements

Financial Highlights – continued
Class R1	Year ended
	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Net asset value, beginning of period	$14.82	$14.88	$14.22	$15.04	$15.02
Income (loss) from investment operations
Net investment income (loss) (d)	$0.40	$0.44	$0.53	$0.50	$0.52(c)
Net realized and unrealized gain (loss)	0.22	0.01(g)	0.67	(0.78)	0.04(g)
Total from investment operations	$0.62	$0.45	$1.20	$(0.28)	$0.56
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.51)	$(0.54)	$(0.54)	$(0.54)
Net asset value, end of period (x)	$15.00	$14.82	$14.88	$14.22	$15.04
Total return (%) (r)(s)(t)(x)	4.25	3.13	8.71	(1.98)	3.81(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.82	1.84	1.82	1.82	1.84(c)
Expenses after expense reductions (f)	1.81	1.82	1.81	1.81	1.83(c)
Net investment income (loss)	2.69	3.07	3.75	3.36	3.47(c)
Portfolio turnover	56	75	94	100	100
Net assets at end of period (000 omitted)	$333	$582	$648	$617	$814

Class R2	Year ended
	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Net asset value, beginning of period	$14.81	$14.87	$14.22	$15.02	$15.01
Income (loss) from investment operations
Net investment income (loss) (d)	$0.48	$0.52	$0.60	$0.57	$0.59(c)
Net realized and unrealized gain (loss)	0.23	(0.00)(g)(w)	0.66	(0.76)	0.03(g)
Total from investment operations	$0.71	$0.52	$1.26	$(0.19)	$0.62
Less distributions declared to shareholders
From net investment income	$(0.52)	$(0.58)	$(0.61)	$(0.61)	$(0.61)
Net asset value, end of period (x)	$15.00	$14.81	$14.87	$14.22	$15.02
Total return (%) (r)(s)(t)(x)	4.84	3.65	9.17	(1.35)	4.26(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.32	1.34	1.32	1.32	1.34(c)
Expenses after expense reductions (f)	1.31	1.32	1.31	1.31	1.33(c)
Net investment income (loss)	3.19	3.60	4.26	3.86	3.97(c)
Portfolio turnover	56	75	94	100	100
Net assets at end of period (000 omitted)	$12,688	$15,944	$18,952	$21,881	$23,567
See Notes to Financial Statements

Financial Highlights – continued
Class R3	Year ended
	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Net asset value, beginning of period	$14.75	$14.80	$14.16	$14.96	$14.95
Income (loss) from investment operations
Net investment income (loss) (d)	$0.51	$0.56	$0.64	$0.61	$0.63(c)
Net realized and unrealized gain (loss)	0.26	(0.00)(g)(w)	0.65	(0.77)	0.03(g)
Total from investment operations	$0.77	$0.56	$1.29	$(0.16)	$0.66
Less distributions declared to shareholders
From net investment income	$(0.56)	$(0.61)	$(0.65)	$(0.64)	$(0.65)
Net asset value, end of period (x)	$14.96	$14.75	$14.80	$14.16	$14.96
Total return (%) (r)(s)(t)(x)	5.25	3.97	9.39	(1.13)	4.52(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.08	1.07	1.07	1.09(c)
Expenses after expense reductions (f)	1.06	1.07	1.06	1.06	1.08(c)
Net investment income (loss)	3.42	3.86	4.51	4.11	4.22(c)
Portfolio turnover	56	75	94	100	100
Net assets at end of period (000 omitted)	$36,080	$23,775	$32,190	$38,001	$42,893

Class R4	Year ended
	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Net asset value, beginning of period	$14.76	$14.84	$14.17	$14.97	$14.95
Income (loss) from investment operations
Net investment income (loss) (d)	$0.55	$0.60	$0.67	$0.64	$0.66(c)
Net realized and unrealized gain (loss)	0.24	(0.03)(g)	0.68	(0.76)	0.04(g)
Total from investment operations	$0.79	$0.57	$1.35	$(0.12)	$0.70
Less distributions declared to shareholders
From net investment income	$(0.59)	$(0.65)	$(0.68)	$(0.68)	$(0.68)
Net asset value, end of period (x)	$14.96	$14.76	$14.84	$14.17	$14.97
Total return (%) (r)(s)(t)(x)	5.45	4.02	9.88	(0.88)	4.85(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.83	0.82	0.82	0.84(c)
Expenses after expense reductions (f)	0.81	0.82	0.81	0.81	0.83(c)
Net investment income (loss)	3.68	4.13	4.74	4.36	4.47(c)
Portfolio turnover	56	75	94	100	100
Net assets at end of period (000 omitted)	$40,988	$39,791	$75,510	$65,918	$74,239
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Net asset value, beginning of period	$14.77	$14.90	$14.22	$15.00	$14.97
Income (loss) from investment operations
Net investment income (loss) (d)	$0.56	$0.60	$0.68	$0.65	$0.68(c)
Net realized and unrealized gain (loss)	0.24	(0.07)(g)	0.69	(0.74)	0.05(g)
Total from investment operations	$0.80	$0.53	$1.37	$(0.09)	$0.73
Less distributions declared to shareholders
From net investment income	$(0.61)	$(0.66)	$(0.69)	$(0.69)	$(0.70)
Net asset value, end of period (x)	$14.96	$14.77	$14.90	$14.22	$15.00
Total return (%) (r)(s)(t)(x)	5.49	3.79	10.02	(0.65)	5.01(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71	0.73	0.73	0.73	0.76(c)
Expenses after expense reductions (f)	0.69	0.72	0.72	0.72	0.74(c)
Net investment income (loss)	3.75	4.17	4.85	4.42	4.56(c)
Portfolio turnover	56	75	94	100	100
Net assets at end of period (000 omitted)	$3,043,561	$1,529,701	$1,330,252	$1,753,566	$875,984

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Emerging Markets Debt Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, and greater political, social, and economic instability than developed markets.
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the

Notes to Financial Statements  - continued
relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service.
Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily

Notes to Financial Statements  - continued
available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of July 31, 2021 in valuing the fund's assets or liabilities:

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Mexico	$—	$8,178,074	$—	$8,178,074
United Kingdom	3,399,627	—	—	3,399,627
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	66,434,448	—	66,434,448
Non - U.S. Sovereign Debt	—	6,183,036,327	—	6,183,036,327
U.S. Corporate Bonds	—	83,899,396	—	83,899,396
Foreign Bonds	—	2,594,227,753	—	2,594,227,753
Mutual Funds	541,403,205	—	—	541,403,205
Total	$544,802,832	$8,935,775,998	$—	$9,480,578,830
Other Financial Instruments
Futures Contracts – Assets	$6,903,623	$—	$—	$6,903,623
Futures Contracts – Liabilities	(8,320,694)	—	—	(8,320,694)
Forward Foreign Currency Exchange Contracts – Assets	—	4,015,020	—	4,015,020
Forward Foreign Currency Exchange Contracts – Liabilities	—	(5,832,446)	—	(5,832,446)
Swap Agreements – Liabilities	—	(615,668)	—	(615,668)
For further information regarding security characteristics, see the Portfolio of Investments.
Inflation-Adjusted Debt Securities — The fund invests in inflation-adjusted debt securities issued by foreign corporations and/or foreign governments. The principal value of these debt securities is adjusted through income according to changes in an inflation index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate

Notes to Financial Statements  - continued
losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at July 31, 2021 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$6,903,623	$(8,320,694)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	4,015,020	(5,832,446)
Credit	Uncleared Swap Agreements	—	(615,668)
Total		$10,918,643	$(14,768,808)
(a) Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended July 31, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts
Interest Rate	$(9,784,019)	$ —	$ —
Foreign Exchange	—	—	9,637,837
Credit	—	(117,813)	—
Total	$(9,784,019)	$(117,813)	$9,637,837

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended July 31, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts
Interest Rate	$(1,602,505)	$ —	$ —
Foreign Exchange	—	—	598,997
Credit	—	(23,257)	—
Total	$(1,602,505)	$(23,257)	$598,997
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to Financial Statements  - continued
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Swap Agreements — During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the

Notes to Financial Statements  - continued
clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.
Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.
For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. Premiums paid or received at the inception of the agreements are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to

Notes to Financial Statements  - continued
pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.
Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. At July 31, 2021, the fund did not hold any credit default swap agreements at an unrealized loss where it is the protection seller. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $111,831. The fair value of the fund's investment securities on loan and a related liability of $250,000 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On

Notes to Financial Statements  - continued
loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the

Notes to Financial Statements  - continued
applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to defaulted bonds, amortization and accretion of debt securities, wash sale loss deferrals, derivative transactions, and redemptions in-kind.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 7/31/21	Year ended 7/31/20
Ordinary income (including any short-term capital gains)	$323,053,816	$264,512,100
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 7/31/21
Cost of investments	$9,292,705,286
Gross appreciation	315,627,790
Gross depreciation	(131,604,411)
Net unrealized appreciation (depreciation)	$ 184,023,379
Undistributed ordinary income	69,513,711
Capital loss carryforwards	(355,422,921)
Other temporary differences	(38,104,919)
Total distributable earnings (loss)	$ (139,990,750)
As of July 31, 2021, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(180,455,721)
Long-Term	(174,967,200)
Total	$(355,422,921)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are

Notes to Financial Statements  - continued
declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 7/31/21	Year ended 7/31/20
Class A	$14,820,828	$15,597,656
Class B	176,891	390,332
Class C	1,341,045	3,119,754
Class I	201,249,526	177,364,200
Class R1	13,273	22,432
Class R2	495,202	694,905
Class R3	1,036,005	1,159,939
Class R4	1,599,084	2,757,836
Class R6	102,321,962	63,405,046
Total	$323,053,816	$264,512,100
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion and up to $7.5 billion	0.65%
In excess of $7.5 billion	0.60%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended July 31, 2021, this management fee reduction amounted to $961,894, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended July 31, 2021 was equivalent to an annual effective rate of 0.66% of the fund's average daily net assets.
Effective August 1, 2021, the management fee will be computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion and up to $7.5 billion	0.65%
In excess of $7.5 billion and up to $12.5 billion	0.60%
In excess of $12.5 billion	0.55%
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $21,905 for the year ended July 31, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.

Notes to Financial Statements  - continued
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 1,002,452
Class B	0.75%	0.25%	1.00%	1.00%	59,451
Class C	0.75%	0.25%	1.00%	1.00%	450,594
Class R1	0.75%	0.25%	1.00%	1.00%	4,453
Class R2	0.25%	0.25%	0.50%	0.50%	71,542
Class R3	—	0.25%	0.25%	0.25%	70,507
Total Distribution and Service Fees					$1,658,999
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended July 31, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended July 31, 2021, this rebate amounted to $416, $6, and $71 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended July 31, 2021, were as follows:
Amount
Class A	$2,061
Class B	3,677
Class C	1,908
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended July 31, 2021, the fee was $263,251, which equated to 0.0032% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs

Notes to Financial Statements  - continued
which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended July 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $6,288,768.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended July 31, 2021 was equivalent to an annual effective rate of 0.0068% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended July 31, 2021, the fund engaged in purchase transactions pursuant to this policy, which amounted to $25,184,601.
(4) Portfolio Securities
For the year ended July 31, 2021, purchases and sales of investments, other than in-kind transactions and short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$13,956,930	$—
Non-U.S. Government securities	7,015,539,770	4,194,546,352

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 7/31/21		Year ended 7/31/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	12,849,829	$192,581,861	9,778,015	$142,717,237
Class B	9,836	146,873	4,688	67,962
Class C	477,389	7,205,583	448,516	6,597,082
Class I	163,153,328	2,441,354,342	109,251,779	1,562,763,401
Class R1	3,960	59,541	35,561	525,196
Class R2	165,598	2,493,791	207,052	3,001,471
Class R3	1,205,994	17,893,245	367,475	5,279,604
Class R4	554,169	8,307,849	1,074,357	15,501,567
Class R6	125,478,111	1,870,521,836	29,252,389	424,445,428
	303,898,214	$4,540,564,921	150,419,832	$2,160,898,948
Shares issued to shareholders in reinvestment of distributions
Class A	752,451	$11,248,529	840,008	$12,123,221
Class B	10,959	164,470	23,509	341,225
Class C	85,585	1,282,530	184,139	2,670,531
Class I	13,025,656	194,149,229	11,823,357	170,037,938
Class R1	876	13,155	1,544	22,432
Class R2	32,909	493,744	47,935	694,440
Class R3	69,281	1,035,683	80,211	1,159,390
Class R4	106,879	1,598,230	186,875	2,707,166
Class R6	5,898,179	88,197,832	3,655,559	52,639,830
	19,982,775	$298,183,402	16,843,137	$242,396,173
Shares reacquired
Class A	(10,352,007)	$(155,760,448)	(11,071,798)	$(160,313,946)
Class B	(280,829)	(4,229,092)	(427,182)	(6,106,048)
Class C	(2,698,570)	(40,914,404)	(4,115,537)	(59,551,113)
Class I	(71,838,243)	(1,069,071,032)	(87,898,543)	(1,246,801,495)
Class R1	(21,915)	(336,826)	(41,364)	(609,876)
Class R2	(429,077)	(6,435,496)	(453,054)	(6,452,852)
Class R3	(475,585)	(7,140,890)	(1,011,157)	(14,335,373)
Class R4	(617,415)	(9,238,671)	(3,652,356)	(52,540,260)
Class R6	(31,551,828)	(470,453,520)	(18,648,734)	(265,866,184)
	(118,265,469)	$(1,763,580,379)	(127,319,725)	$(1,812,577,147)

Notes to Financial Statements  - continued
	Year ended 7/31/21		Year ended 7/31/20
	Shares	Amount	Shares	Amount
Net change
Class A	3,250,273	$48,069,942	(453,775)	$(5,473,488)
Class B	(260,034)	(3,917,749)	(398,985)	(5,696,861)
Class C	(2,135,596)	(32,426,291)	(3,482,882)	(50,283,500)
Class I	104,340,741	1,566,432,539	33,176,593	485,999,844
Class R1	(17,079)	(264,130)	(4,259)	(62,248)
Class R2	(230,570)	(3,447,961)	(198,067)	(2,756,941)
Class R3	799,690	11,788,038	(563,471)	(7,896,379)
Class R4	43,633	667,408	(2,391,124)	(34,331,527)
Class R6	99,824,462	1,488,266,148	14,259,214	211,219,074
	205,615,520	$3,075,167,944	39,943,244	$590,717,974
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 2%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended July 31, 2021, the fund’s commitment fee and interest expense were $32,182 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$333,386,807	$3,271,407,701	$3,063,607,968	$(5,606)	$(27,729)	$541,153,205

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$380,118	$—
(8) Redemptions In-Kind
On May 12, 2021, the fund recorded a redemption in-kind of portfolio securities and cash that was valued at $90,897,888. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $4,275,360 for the fund, which is included in Net realized gain (loss) in the Statement of Operations. For tax purposes, no gains or losses were recognized with respect to the portfolio securities redeemed in-kind.
(9) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Emerging Markets Debt Fund and the Board of Trustees of MFS Series Trust X
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Debt Fund (the “Fund”) (one of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of July 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust X) at July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
September 15, 2021

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of September 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	136	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	136	Private investor	N/A

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Neeraj Arora Ward Brown Matt Ryan

Board Review of Investment Advisory Agreement
MFS Emerging Markets Debt Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii)

Board Review of Investment Advisory Agreement - continued
information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion, and $7.5 billion. They also noted that MFS has agreed to implement an additional contractual breakpoint that reduces its advisory fee rate on the Fund’s average daily net assets over $12.5 billion effective August 1, 2021. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to each series of the Registrant. The tables below set forth the audit fees billed to the series of the Registrant with a fiscal year end of July 31st (the “Fund”) as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended July 31, 2021 and 2020, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2021	2020
Fees billed by E&Y:
MFS Emerging Markets Debt Fund	64,012	63,140

For the fiscal years ended July 31, 2021 and 2020, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by E&Y:
To MFS Emerging Markets Debt Fund	0	0	11,255	11,104	2,530	2,550

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Emerging Markets Debt Fund*	1,760,124	1,785,703	0	0	107,150	104,750

	Aggregate Fees for Non-audit Services
	2021	2020
Fees billed by E&Y:
To MFS Emerging Markets Debt Fund, MFS and MFS Related Entities#	2,147,489	2,083,107

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”, including fees for services related to reviews of internal controls and Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of MFS Emerging Markets Debt Fund is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: September 15, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: September 15, 2021

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: September 15, 2021

*	Print name and title of each signing officer under his or her signature.